EXHIBIT 99.1




                         RECKSON ASSOCIATES REALTY CORP.





                               THIRD QUARTER 2002
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA




                                NOVEMBER 5, 2002









                    225 BROADHOLLOW ROAD, MELVILLE, NY 11747
               PHONE: 631.694.6900 1.888.RECKSON FAX: 631.622.6790
                                 www.reckson.com


                                [graphic omitted]

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TABLE OF CONTENTS
                                                                         Page(s)

Corporate Information........................................................2-3

Financial Highlights
o        Reporting Period Highlights.........................................4-5
o        Stock Performance.....................................................6
o        Key Financial Data....................................................7
o        Statements of Operations..............................................8
o        Funds from Operations and Cash Available for Distribution..........9-11
o        Consolidated Balance Sheets..........................................12
o        Debt Summary.........................................................13
o        Preferred Securities.................................................14

Portfolio Performance
o        Same Property Performance.........................................15-16
o        Portfolio Snapshot...................................................17
o        Occupancy Analysis................................................18-19
o        Leasing Statistics................................................20-21
o        Lease Expiration Schedules........................................22-25
o        Top Tenants and Tenant Diversification...............................28
o        Capital Expenditures Analysis.....................................29-31

Market Statistics
o        Suburban Markets Overview.........................................32-33
o        New York City Sub-Markets............................................34
o        Long Island Sub-Markets..............................................35
o        Westchester Sub-Markets..............................................36
o        New Jersey Sub-Markets...............................................37

Value Creation Pipeline Schedule..............................................38

Unconsolidated Real Estate Joint Ventures.....................................39

Reckson Strategic Venture Partners (RSVP)
o        Combined Balance Sheets..............................................40
o        Summary of Invested Capital..........................................41
o        Summarized Platform Balance Sheets...................................42

Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this supplemental operating and financial data package.
                                       ###


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
CORPORATE INFORMATION


CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 178 properties comprised of approximately 20.4 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.7 million square feet of Class A office space and
6.7 million square feet of industrial space. The Company has a total market capitalization of approximately $3.2 billion and has generated a total return to its initial Class A common shareholders of approximately 198% for the period June 2, 1995 through September 30, 2002.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone: (631) 694-6900
           (888) RECKSON
Facsimile: (631) 622-6790
Web site:  www.reckson.com

EXECUTIVE OFFICER CONTACTS

Donald Rechler    Co-Chief Executive Officer
                  Chairman of the Board

Scott Rechler     Co-Chief Executive Officer
                  Chairman of the Executive Committee

Michael Maturo    Chief Financial Officer
                  Executive Vice President

INVESTOR RELATIONS

Susan McGuire   Vice President Investor Relations
Telephone:      (631) 622-6642
Facsimile:      (631) 622-6790
E-mail:         smcguire@reckson.com

To request an Investor Relations package or be added to our distribution list, please contact us at:
Telephone:      (631) 622-6746
Facsimile:      (631) 622-6790
E-mail:         investorrelations@reckson.com
Web site:       www.reckson.com  (Go to Information Request in the Investor
                                 Relations section)

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
CORPORATE INFORMATION


RESEARCH COVERAGE

Credit Suisse First Boston                  Lehman Brothers
Lawrence Raiman                             David Shulman/Stuart Axelrod
(212) 538-2380                              (212) 526-3413/(212) 526-3410

Deutsche Bank Securities                    McDonald & Company
Louis Taylor                                Anatole Pevnev
(212) 469-4912                              (216) 263-4783

Goldman Sachs                               Merrill Lynch
David Kostin                                Steve Sakwa/Rahul Bhattacharjee
(212) 902-6781                              (212) 449-0335/(212) 449-1920

Greenstreet Advisors                        Salomon Smith Barney
John Lutzius                                Jonathan Litt/Gary Boston
(949) 640-8780                              (212) 816-0231/(212) 816-1383

Legg Mason
David Fick/Kenneth Weinberg
(410) 454-5018/(410) 454-5175


QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year End         Late February


SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-


Stock Listing

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:


Class A Common Stock:      RA
Class B Common Stock:      RA.B
Series A Preferred Stock:  RA.A


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

Reporting Period Highlights

Summary Third Quarter 2002 Results

Reported third quarter diluted funds from operations ("FFO") of $.59 per share as compared to FFO of $.66 per share for the third quarter of 2001, representing a per share decrease of 10.6%.

Reported diluted FFO for the nine months ended September 30, 2002 of $1.77 per share as compared to FFO of $2.04 per share for the nine months ended September 30, 2001, representing a per share decrease of 13.2%.

Summary Portfolio Performance

Portfolio performance remained stable during the third quarter of 2002 with overall portfolio occupancy of 94.2% at September 30, 2002, as compared to 94.2% at June 30, 2002 and 96.8% at September 30, 2001. The Company reported occupancies at September 30, 2002 of 95.1% for the office portfolio and 92.4% for the industrial portfolio. This compares to 95.2% and 92.0%, respectively, at June 30, 2002 and 96.7% and 97.5%, respectively, at September 30, 2001.

The Company also reported same property occupancy of 94.2% for the overall portfolio at September 30, 2002, as compared to 94.6% at June 30, 2002 and 95.0% at September 30 2001. Reported same property office portfolio occupancy of 95.6% at September 30, 2002, as compared to 95.9% at June 30, 2002 and 96.4%, at September 30, 2001.

During the quarter, the Company executed 66 leases encompassing 745,000 square feet, which included 612,000 square feet of office space. This represents 3.7% of the total portfolio. The Company also renewed 65% of expiring square feet. As of September 30, 2002 the Company reduced total portfolio exposure to expiring leases to 1.1% in 2002 and 8.6% in 2003.

Same property net operating income ("NOI") before termination fees for the third quarter of 2002 increased 7.2% (cash) and decreased (0.4%) (GAAP) for the total portfolio, compared to the third quarter of 2001.

Rents on same space leases executed during the third quarter of 2002 increased 7.9% (cash) and 11.1% (GAAP) in the office properties and 4.8% (cash) and 16.6%
(GAAP) in the industrial/R&D properties.



                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

Other Highlights

Completed 239,000 square feet of leasing in Westchester related to Fuji Photo Film U.S.A., Inc. and associated transactions.

During the third quarter, the Company repurchased 1,856,200 Class A common shares at a weighted average stock price of $21.98 per share and 368,200 Class B common shares at a weighted average stock price of $22.90 per share.

Subsequent to September 30, 2002, the Company repurchased 842,200 Class A Common shares at a weighted average stock price of $20.77 per share and 357,500 Series A Preferred shares at a weighted average stock price of $22.29 per share.

Total year to date aggregate repurchases of 3,424,100 shares of Class A common stock, Class B common stock and Series A preferred stock amounts to approximately $75 million.

Consolidated Financial Results

The Company reported diluted operating earnings per share ("OpEPS") of $.20 for the third quarter of 2002, as compared to $.31 per share for the comparable 2001 period.

The Company reported diluted earnings per Class A common share ("EPS") of $.25 for the third quarter of 2002, as compared to ($1.97) per Class A common share for the comparable 2001 period.



                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

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STOCK PERFORMANCE

The following summarizes recent activity of Reckson's Class A common stock (RA):

                                                                          2nd            3rd           10/1/02
                                                                        Quarter        Quarter            to
                                                                          2002           2002          10/31/02
                                                                       -----------------------------------------
High Price*                                                            $    26.00     $    24.92      $    22.95
Low Price*                                                             $    24.18     $    21.08      $    20.10
Closing Price*                                                         $    24.90     $    22.77      $    20.31
Average daily trading volume*                                             351,706        334,372         490,491
Indicated dividend per share**                                         $   1.6984     $   1.6984      $   1.6984
Closing dividend yield                                                       6.82%          7.46%           8.36%
Closing shares and units outstanding (thousands)                           58,264         56,428          55,586
Closing market value of shares and units outstanding (thousands)       $1,450,774     $1,284,866      $1,128,952

----------------------------------------------------------------------------------------------------------------


The following summarizes recent activity of Reckson's Class B common stock
(RA.B):

                                                                  2nd             3rd          10/1/02
                                                                Quarter        Quarter            to
                                                                  2002           2002          10/31/02
                                                                ---------------------------------------
High Price*                                                     $  27.07       $  25.95        $  23.88
Low Price*                                                      $  25.30       $  22.30        $  21.05
Closing Price*                                                  $  25.50       $  23.75        $  21.20
Average daily trading volume*                                     72,400         80,700          13,239
Indicated dividend per share**                                  $ 2.5884       $ 2.5884        $ 2.5884
Closing dividend yield                                             10.15%         10.90%          12.21%
Closing shares outstanding (thousands)                            10,284          9,915           9,915
Closing market value of shares outstanding (thousands)          $262,242       $235,481        $210,198

-------------------------------------------------------------------------------------------------------


The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):

                                                                  2nd            3rd           10/1/02
                                                                Quarter        Quarter            to
                                                                  2002           2002          10/31/02
                                                                ---------------------------------------
High Price*                                                     $  24.85       $  24.10        $  23.88
Low Price*                                                      $  23.75       $  20.30        $  21.00
Closing Price*                                                  $  23.95       $  23.70        $  21.40
Average daily trading volume*                                     42,320         23,419         112,065
Indicated dividend per share**                                  $ 1.9064       $ 1.9064        $ 1.9064
Closing dividend yield                                              7.96%          8.04%           8.91%
Closing shares outstanding (thousands)                             9,192          9,192           8,835
Closing market value of shares outstanding (thousands)          $220,148       $217,850        $189,069

-------------------------------------------------------------------------------------------------------

*   New York Stock Exchange trades only
**  On an annual basis

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
KEY FINANCIAL DATA
(Dollars in thousands, except per share data)

                                                                            For the three months ended or as of
                                                              --------------------------------------------------------------
                                                                9/30/02      6/30/02      3/31/02     12/31/01      9/30/01
                                                              --------------------------------------------------------------
SHARES AND UNITS
----------------
Common Shares Outstanding - Class A                           49,152,033   50,988,233   50,305,143   49,982,377   49,806,885
Common Shares Outstanding - Class B                            9,915,313   10,283,513   10,283,513   10,283,513   10,283,513
Operating Partnership Units Outstanding                        7,276,224    7,276,224    7,942,692    7,487,218    7,638,043
                                                              --------------------------------------------------------------
Total Shares and Operating Partnership Units                  66,343,570   68,547,970   68,531,348   67,753,108   67,728,441
                                                              --------------------------------------------------------------

SHARE PRICE & DIVIDENDS - CLASS A
---------------------------------
End of period                                                 $    22.77   $    24.90   $    24.66   $    23.36   $    24.15
High during period                                            $    24.92   $    26.00   $    24.68   $    24.46   $    24.15
Low during period                                             $    21.08   $    24.18   $    22.54   $    22.15   $    21.90
Dividend declared                                             $     0.42   $     0.42   $     0.42   $     0.42   $     0.42
Closing dividend yield                                               7.5%         6.8%         6.9%         7.3%         7.0%

SHARE PRICE & DIVIDENDS - CLASS B
---------------------------------
End of period                                                 $    23.75   $    25.50   $    25.76   $    25.51   $    25.51
High during period                                            $    25.95   $    27.07   $    25.76   $    25.76   $    25.60
Low during period                                             $    22.30   $    25.30   $    23.86   $    23.55   $    23.29
Dividend declared                                             $     0.65   $     0.65   $     0.65   $     0.65   $     0.65
Closing dividend yield                                              10.9%        10.2%        10.1%        10.2%        10.2%

MARKET CAPITALIZATION
---------------------
Market Value of Common Equity (a)                             $1,520,360   $1,713,015   $1,701,295   $1,604,822   $1,649,627
Stated Value of Preferred Equity                                 299,462      299,462      299,462      310,765      310,765
Total Debt (b)                                                 1,331,141    1,285,636    1,279,195    1,336,011    1,444,473
                                                             ----------------------------------------------------------------
Total Market Capitalization                                   $3,150,963   $3,298,113   $3,279,952   $3,251,598   $3,404,865
                                                             ----------------------------------------------------------------
Total Debt / Total Market Capitalization                            42.2%        39.0%        39.0%        41.1%        42.4%

SELECTED BALANCE SHEET DATA
---------------------------
Book Value of Real Estate Assets before Depreciation          $2,935,695   $2,938,968   $2,894,481   $2,880,879   $2,814,024
Total Assets                                                  $2,898,948   $2,914,000   $2,914,546   $2,994,218   $2,861,651
Total Liabilities                                             $1,578,835   $1,532,340   $1,518,623   $1,592,811   $1,566,012

SELECTED OPERATING DATA
-----------------------
Property Operating Revenues                                   $  126,447   $  123,627   $  122,505   $  122,261   $  125,867
Property Operating Expenses                                   $   46,135   $   41,739   $   42,212   $   42,565   $   43,844
Property Operating NOI                                        $   80,312   $   81,888   $   80,293   $   79,696   $   82,023
Property Gross Operating Margin                                     63.5%        66.2%        65.5%        65.2%        65.2%
Other Revenues (excluding gain on sales of real estate)       $    2,335   $    2,008   $    2,425   $    2,706   $    5,333
Marketing, General & Administrative Expenses                  $    7,965   $    7,693   $    7,139   $    7,160   $    7,629
    as a percent of Total Revenues
   (excluding gain on sales of real estate)                          6.2%         6.1%         5.7%         5.7%         5.8%
Interest Expense                                              $   22,653   $   22,124   $   20,996   $   22,369   $   23,510
Capitalized Interest                                          $    1,948   $    1,799   $    2,607   $    2,442       $2,627
Non-Incremental Capital Expenditures to NOI as
    a percent (e)(f)                                               27.41%        6.61%        7.39%        8.62%        6.22%

FINANCIAL RATIOS
----------------
Debt Service Coverage Ratio                                         3.32         3.44         3.60         3.11         3.27
Fixed Charge Coverage Ratio                                         2.58         2.66         2.72         2.44         2.60

EPS, FFO AND CAD
----------------
Class A Common stock:
   Basic Net Income (loss) per share                          $     0.25   $     0.21   $     0.24   $     0.47   $    (1.97)
   Diluted Net Income (loss) per share                        $     0.25   $     0.21   $     0.24   $     0.46   $    (1.97)

Class B Common stock:
   Basic Net Income (loss) per share                          $     0.38   $     0.32   $     0.37   $     0.71   $    (3.01)
   Diluted Net Income (loss) per share                        $     0.26   $     0.22   $     0.26   $     0.50   $    (3.01)

Basic operating earnings per share (d)                        $     0.20   $     0.22   $     0.26   $     0.27   $     0.31
Diluted operating earnings per share (d)                      $     0.20   $     0.22   $     0.26   $     0.27   $     0.31

Diluted FFO per share                                         $     0.59   $     0.59   $     0.60   $     0.57   $     0.66
Diluted weighted average Class A & B dividends per share
  or unit                                                     $     0.45   $     0.45   $     0.45   $     0.46   $     0.45
Diluted FFO payout ratio (Class A & B combined)                     77.4%        77.2%        76.1%        80.2%        68.7%
Diluted weighted average Class A dividends per share          $     0.42   $     0.42   $     0.42   $     0.42   $     0.42
Diluted FFO payout ratio - Class A                                  72.5%        72.3%        71.2%        74.9%        64.3%
Diluted weighted average Class B dividends per share          $     0.65   $     0.65   $     0.65   $     0.65   $     0.65
Diluted FFO payout ratio - Class B                                 110.5%       110.3%       108.8%       114.6%        98.3%

Diluted CAD per share (e)                                     $     0.17   $     0.45   $     0.39   $     0.33   $     0.46
Diluted weighted average Class A & B dividends per share
  or unit (e)                                                 $     0.46   $     0.46   $     0.46   $     0.46   $     0.46
Diluted CAD payout ratio (Class A & B combined) (e)                277.1%       101.2%       117.2%       138.9%        99.3%
Diluted weighted average Class A dividends per share (e)      $     0.42   $     0.42   $     0.42   $     0.42   $     0.42
Diluted CAD payout ratio - Class A (e)                             257.0%        93.9%       108.5%       128.7%        92.1%
Diluted weighted average Class B dividends per share (e)      $     0.65   $     0.65   $     0.65   $     0.65   $     0.65
Diluted CAD payout ratio - Class B (e)                             391.7%       143.2%       166.0%       196.7%       140.7%

TRI-STATE PORTFOLIO STATISTICS
------------------------------
Office properties                                                     75           77           77           77           78
Office square footage                                         13,614,217   13,770,743   13,771,319   13,777,009   13,863,565
Office occupancy at end of quarter (c)                              95.1%        95.2%        96.2%        96.1%        96.7%
Industrial properties                                                101          102          102          103          103
Industrial square footage                                      6,720,342    6,755,843    6,755,949    6,813,536    6,812,158
Industrial occupancy at end of quarter (c)                          92.4%        92.0%        92.9%        91.7%        96.2%
Total portfolio occupancy at end of quarter (c)                     94.2%        94.2%        95.1%        94.6%        96.0%

----------------------------------------------------------------------------------------------------------------------------

(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock.
(b) Includes pro rata share of consolidated and unconsolidated joint venture debt.
(c)  Excludes properties under development.
(d) Before, when applicable, gain on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures and other investments.



(e) Calculated based on committed non incremental tenant improvements and leasing costs and actual non incremental capitalized improvements. In addition, for the three months ended September 30, 2002, these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 137.8%), (Class A: 127.8%) and (Class B: 194.8%) for the three months ended September 30, 2002 had these costs not been included.

(f) Calculation would have yielded 13.46% exclusive of the approximately $11.2 million of committed costs related to the Fuji Photo USA Inc. transaction.

--------------------------------------------------------------------------------
                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                                                     Three Months Ended        Nine Months Ended
                                                                                        September 30,            September 30,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             2002          2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
      Base Rents                                                                   $ 111,175    $ 110,594    $ 326,424    $ 327,697
      Tenant escalations and reimbursements                                           15,272       15,273       44,656       45,198
      Equity in earnings of service companies and real estate joint ventures             104          505          598        1,704
      Interest income on mortgage notes and notes receivable                           1,589        1,584        4,710        4,651
      Investment and other income                                                        642        3,244        1,459       13,463
-----------------------------------------------------------------------------------------------------------------------------------
           Total Operating Revenues                                                  128,782      131,200      377,847      392,713

EXPENSES
      Property operating expenses                                                     27,618       26,106       75,409       72,921
      Real estate taxes                                                               18,517       17,738       54,052       52,126
      Marketing, general and administrative                                            7,965        7,629       22,710       23,438
-----------------------------------------------------------------------------------------------------------------------------------

           EBITDA                                                                     74,682       79,727      225,676      244,228

      Depreciation and amortization                                                   29,147       26,318       82,913       76,601
      Interest expense                                                                22,653       23,510       65,772       70,701
-----------------------------------------------------------------------------------------------------------------------------------

Income from continuing operations before minority interests and
   discontinued operations                                                            22,882       29,899       76,991       96,926
      Minority partners' interests in consolidated partnerships                       (4,446)      (3,065)     (14,379)     (12,885)
      Limited partners' minority interest in the operating partnership                (1,249)      (2,279)      (4,741)      (7,526)
      Distributions to preferred unitholders                                            (273)        (509)      (1,014)      (1,630)
-----------------------------------------------------------------------------------------------------------------------------------

Income from continuing operations                                                     16,914       24,046       56,857       74,885
      Adjust for non operating items, net of limited partners' minority interest:
           Discontinued operations                                                     4,707          181        5,043          681
           Valuation reserves on affiliate loans and joint ventures                       --     (145,935)          --     (145,935)
           Gain on sales of real estate                                                   --          870          482          870
           Extraordinary loss on extinguishment of debt                                   --       (2,595)          --       (2,595)
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before dividends to preferred shareholders                              21,621     (123,433)      62,382      (72,094)
      Dividends to preferred shareholders                                             (5,487)      (5,487)     (16,461)     (16,379)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) allocable to common shareholders                                 $  16,134    $(128,920)   $  45,921    $ (88,473)
===================================================================================================================================

Net income (loss) allocable to:
      Class A Shareholders                                                         $  12,334    $ (97,944)   $  35,041    $ (67,526)
      Class B Shareholders                                                         $   3,800    $ (30,976)   $  10,880    $ (20,947)

PER SHARE DATA

      Basic operating earnings                                                     $    0.20    $    0.31    $    0.68    $    1.03
      Diluted operating earnings                                                   $    0.20    $    0.31    $    0.68    $    1.01

      Basic net income (loss):
         Class A common stock before extraordinary loss                            $    0.25    $   (1.93)   $    0.70    $   (1.38)
         Extraordinary loss per Class A common share                                      --        (0.04)          --        (0.04)
                                                                                   ------------------------------------------------
         Basic net income (loss) per Class A common share                          $    0.25    $   (1.97)   $    0.70    $   (1.42)
                                                                                   ================================================

         Class B common stock before extraordinary loss                            $    0.38    $   (2.95)   $    1.07    $   (1.98)
         Extraordinary loss per Class B common share                                      --        (0.06)          --        (0.06)
                                                                                   ------------------------------------------------
         Basic net income (loss) per Class B common share                          $    0.38    $   (3.01)   $    1.07    $   (2.04)
                                                                                   ================================================

      Diluted net (loss) income:
         Diluted net income (loss) per Class A common share                        $    0.25    $   (1.97)   $    0.69    $   (1.42)
         Diluted net income (loss) per Class B common share                        $    0.26    $   (3.01)   $    0.75    $   (2.04)

      Basic weighted average common shares outstanding:
         Class A common stock                                                         49,525       49,715       50,103       47,489
         Class B common stock                                                         10,010       10,284       10,191       10,284

      Diluted weighted average common shares outstanding:
         Class A common stock                                                         49,825       49,715       50,445       47,489
         Class B common stock                                                         10,010       10,284       10,191       10,284

-----------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
SUMMARY DATA
FUNDS FROM OPERATIONS ("FFO") AND FFO PAYOUT RATIOS
CASH AVAILABLE FOR DISTRIBUTION ("CAD") AND CAD PAYOUT RATIOS
--------------------------------------------------------------------------------

                                                                            Three Months Ended          Nine Months Ended
                                                                               September 30,              September 30,
                                                                         ----------------------------------------------------
                                                                            2002          2001          2002          2001
                                                                         ----------------------------------------------------

FUNDS FROM OPERATIONS:
----------------------
Diluted FFO per weighted average share or unit                           $     0.59    $     0.66    $     1.77    $     2.04
Diluted weighted average Class A & B dividends per share or unit         $     0.45    $     0.45    $     1.36    $     1.32
Diluted FFO payout ratio (Class A & B combined)                                77.4%         68.7%         76.9%         64.6%
Diluted weighted average Class A dividends per share                     $     0.42    $     0.42    $     1.27    $     1.24
Diluted FFO payout ratio - Class A                                             72.5%         64.3%         72.0%         60.4%
Diluted weighted average Class B dividends per share                     $     0.65    $     0.65    $     1.94    $     1.88
Diluted FFO payout ratio - Class B                                            110.5%         98.3%        109.8%         92.1%

CAD - ACTUAL PAID OR ACCRUED TI & LEASING COSTS DURING PERIOD
-------------------------------------------------------------
Diluted CAD per weighted average share or unit                           $     0.32    $     0.45    $     1.12    $     1.33
Diluted weighted average Class A & B dividends per share or unit         $     0.46    $     0.46    $     1.37    $     1.34
Diluted CAD payout ratio (Class A & B combined)                               144.0%        101.7%        122.9%        100.4%
Diluted weighted average Class A dividends per share                     $     0.42    $     0.42    $     1.27    $     1.24
Diluted CAD payout ratio - Class A                                            133.6%         94.1%        113.9%         92.8%
Diluted weighted average Class B dividends per share                     $     0.65    $     0.65    $     1.94    $     1.88
Diluted CAD payout ratio - Class B                                            203.6%        143.9%        173.9%        141.5%

CAD - TOTAL COMMITTED TI & LEASING COSTS INCURRED DURING PERIOD (A)
-------------------------------------------------------------------
Diluted CAD per weighted average share or unit                           $     0.17    $     0.46    $     1.01    $     1.44
Diluted weighted average Class A & B dividends per share or unit         $     0.46    $     0.46    $     1.37    $     1.33
Diluted CAD payout ratio (Class A & B combined)                               277.1%         99.3%        135.6%         92.6%
Diluted weighted average Class A dividends per share                     $     0.42    $     0.42    $     1.27    $     1.24
Diluted CAD payout ratio - Class A                                            257.0%         92.1%        125.7%         85.9%
Diluted weighted average Class B dividends per share                     $     0.65    $     0.65    $     1.94    $     1.88
Diluted CAD payout ratio - Class B                                            391.7%        140.7%        191.9%        130.9%

CAD - COMMITTED TI & LEASING COSTS EXCLUDING LEASES SCHEDULED TO
     EXPIRE IN FUTURE PERIODS (B)
----------------------------------------------------------------
Diluted CAD per weighted average share or unit                           $     0.17                  $     1.06
Diluted weighted average Class A & B dividends per share or unit         $     0.46                  $     1.37
Diluted CAD payout ratio (Class A & B combined)                               262.1%                      105.7%
Diluted weighted average Class A dividends per share                     $     0.42                  $     1.27
Diluted CAD payout ratio - Class A                                            243.1%                      120.6%
Diluted weighted average Class B dividends per share                     $     0.65                  $     1.94
Diluted CAD payout ratio - Class B                                            370.5%                      184.0%

-----------------------------------------------------------------------------------------------------------------------------

Notes:
     (A) For the three months ended September 30, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 137.8%), (Class A: 127.8%) and (Class B: 194.8%) for the three months ended September 30, 2002 had these costs not been included.

     (B) For the three months ended September 30, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 134.0%), (Class A: 124.3%) and (Class B: 189.4%) for the three months ended September 30, 2002 had these costs not been included.


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS AND FFO PAYOUT RATIO DATA
(In thousands, except per share / unit data)

                                                                                       Three Months Ended      Nine Months Ended
                                                                                          September 30,          September 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        2002        2001        2002        2001
----------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                                           $ 16,134   $(128,920)  $  45,921   $ (88,473)
  Add back: Real estate depreciation and amortization                                   28,208      26,340      80,570      76,055
            Minority partners' interests in consolidated partnerships                    4,446       3,065      14,379      12,885
            Limited partners' minority interest in the operating partnership             1,941          --       5,538          --
            Valuation reserves on investments in affiliate loans and joint ventures         --     163,000          --     163,000
            Extraordinary loss on exinguishment of debt (net of limited partners
              minority interest)                                                            --       2,595          --       2,595
  Less:     Limited partners' minority interest in the operating partnership                --      14,657          --       9,326
            Gain on sales of real estate                                                 4,896         972       5,433         972
            Amounts distributable to minority partners in consolidated partnerships      6,050       4,206      18,943      15,010
----------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                             39,783      46,245     122,032     140,754

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                              4,381       4,381      13,143      13,143
   Series B preferred stock                                                              1,106       1,106       3,319       3,236
   Minority partners' preferred interest                                                    --          --          --       2,624
   Limited partners' preferred interest                                                    274         509       1,014       1,630
----------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                           $ 45,544   $  52,241   $ 139,508   $ 161,387
==================================================================================================================================
Diluted weighted average shares and units outstanding:
   Common shares                                                                        59,536      59,999      60,294      57,773
   Limited operating partnership units                                                   7,276       7,652       7,427       7,703
   Common stock equivalents                                                                300         441         342         429
   Series A preferred stock                                                              8,060       8,060       8,060       8,060
   Series B preferred stock                                                              1,919       1,919       1,919       1,919
   Minority partners' preferred interest                                                    --          --          --       1,898
   Limited partners' preferred interest                                                    661       1,056         770       1,182
----------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                             77,752      79,127      78,812      78,964
==================================================================================================================================
Diluted FFO per weighted average share or unit                                        $   0.59   $    0.66   $    1.77   $    2.04
Diluted weighted average Class A & B dividends per share or unit                      $   0.45   $    0.45   $    1.36   $    1.32
Diluted FFO payout ratio (Class A & B combined)                                           77.4%       68.7%       76.9%       64.6%
Diluted weighted average Class A dividends per share                                  $   0.42   $    0.42   $    1.27   $    1.24
Diluted FFO payout ratio - Class A                                                        72.5%       64.3%       72.0%       60.4%
Diluted weighted average Class B dividends per share                                  $   0.65   $    0.65   $    1.94   $    1.88
Diluted FFO payout ratio - Class B                                                       110.5%       98.3%      109.8%       92.1%
----------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION AND CAD PAYOUT RATIO DATA
(In thousands, except per share / unit data)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAD - ACTUAL PAID OR ACCRUED TI & LEASING COSTS DURING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                             $ 39,783   $  46,245   $ 122,032   $ 140,754

  Less:  Straight line rents                                                             6,683       9,730      19,718      31,743
          Actual non-incremental capitalized tenant improvements
                 and leasing costs                                                       9,029       3,803      20,037      17,064
          Actual non-incremental capitalized improvements                                2,738       1,996       6,179       4,260
----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                   21,333      30,716      76,098      87,687

Add dividends and distributions on dilutive shares and units:
  Series A preferred stock                                                                  --          --          --          --
   Series B preferred stock                                                                 --          --          --          --
   Minority partners' preferred interest                                                    --          --          --          --
   Limited partners' preferred interest                                                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                           $ 21,333   $  30,716   $  76,098   $  87,687
==================================================================================================================================
Diluted weighted average shares and units outstanding:
   Common shares                                                                        59,536      59,999      60,294      57,773
   Limited operating partnership units                                                   7,276       7,652       7,427       7,703
   Common stock equivalents                                                                300         441         342         429
   Series A preferred stock                                                                 --          --          --          --
   Series B preferred stock                                                                 --          --          --          --
   Minority partners' preferred interest                                                    --          --          --          --
   Limited partners' preferred interest                                                     --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                   67,112      68,092      68,063      65,905
==================================================================================================================================
Diluted CAD per weighted average share or unit                                        $   0.32   $    0.45   $    1.12   $    1.33
Diluted weighted average Class A & B dividends per share or unit                      $   0.46   $    0.46   $    1.37   $    1.34
Diluted CAD payout ratio (Class A & B combined)                                          144.0%      101.7%      122.9%      100.4%
Diluted weighted average Class A dividends per share                                  $   0.42   $    0.42   $    1.27   $    1.24
Diluted CAD payout ratio - Class A                                                       133.6%       94.1%      113.9%       92.8%
Diluted weighted average Class B dividends per share                                  $   0.65   $    0.65   $    1.94   $    1.88
Diluted CAD payout ratio - Class B                                                       203.6%      143.9%      173.9%      141.5%
----------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION AND CAD PAYOUT RATIO DATA - CONTINUED
(In thousands, except per share / unit data)

                                                                                       Three Months Ended      Nine Months Ended
                                                                                          September 30,           September 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        2002        2001       2002         2001
----------------------------------------------------------------------------------------------------------------------------------
CAD - TOTAL COMMITTED TI & LEASING COSTS INCURRED DURING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                             $ 39,783   $  46,245   $ 122,032   $ 140,754

  Less:   Straight line rents                                                            6,683       9,730      19,718      31,743
          Committed non-incremental capitalized tenant improvements and
            leasing costs (Note A)                                                      19,274       3,105      27,177       9,849
          Actual non-incremental capitalized improvements                                2,738       1,996       6,179       4,260
----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                   11,088      31,414      68,958      94,902

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                 --          --          --          --
   Series B preferred stock                                                                 --          --          --          --
   Minority partners' preferred interest                                                    --          --          --       2,624
   Limited partners' preferred interest                                                     --         260          --       1,630
----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                           $ 11,088   $  31,674   $  68,958   $  99,156
==================================================================================================================================
Diluted weighted average shares and units outstanding:
   Common shares                                                                        59,536      59,999      60,294      57,773
   Limited operating partnership units                                                   7,276       7,652       7,427       7,703
   Common stock equivalents                                                                300         441         342         429
   Series A preferred stock                                                                 --          --          --          --
   Series B preferred stock                                                                 --          --          --          --
   Minority partners' preferred interest                                                    --          --          --       1,898
   Limited partners' preferred interest                                                                566                   1,182
----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                   67,112      68,658      68,063      68,985
==================================================================================================================================
Diluted CAD per weighted average share or unit                                        $   0.17   $    0.46   $    1.01   $    1.44
Diluted weighted average Class A & B dividends per share or unit                      $   0.46   $    0.46   $    1.37   $    1.33
Diluted CAD payout ratio (Class A & B combined)                                          277.1%       99.3%      135.6%       92.6%
Diluted weighted average Class A dividends per share                                  $   0.42   $    0.42   $    1.27   $    1.24
Diluted CAD payout ratio - Class A                                                       257.0%       92.1%      125.7%       85.9%
Diluted weighted average Class B dividends per share                                  $   0.65   $    0.65   $    1.94   $    1.88
Diluted CAD payout ratio - Class B                                                       391.7%      140.7%      191.9%      130.9%
----------------------------------------------------------------------------------------------------------------------------------

Note:

     (A) For the three months ended September 30, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 137.8%), (Class A: 127.8%) and (Class B: 194.8%) for the three months ended September 30, 2002 had these costs not been included.

--------------------------------------------------------------------------------
CAD - COMMITTED TI & LEASING COSTS EXCLUDING LEASES SCHEDULED TO
      EXPIRE IN FUTURE PERIODS)
--------------------------------------------------------------------------------

Basic FFO                                                                             $ 39,783               $ 122,032

  Less:   Straight line rents                                                            6,683                  19,718
          Committed non-incremental capitalized tenant improvements and
            leasing costs scheduled to expire in future periods (Note B)                18,640                  24,218
          Actual non-incremental capitalized improvements                                2,738                   6,179

----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                   11,722                  71,917

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                 --                      --
   Series B preferred stock                                                                 --                      --
   Limited partners' preferred interest                                                     --                      --
----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                           $ 11,722               $  71,917
==================================================================================================================================
Diluted weighted average shares and units outstanding:
   Common shares                                                                        59,536                  60,294
   Limited operating partnership units                                                   7,276                   7,427
   Common stock equivalents                                                                300                     342
   Series A preferred stock                                                                 --                      --
   Series B preferred stock                                                                 --                      --
   Limited partners' preferred interest                                                     --                      --
----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                   67,112                  68,063
==================================================================================================================================
Diluted CAD per weighted average share or unit                                        $   0.17               $    1.06
Diluted weighted average Class A & B dividends per share or unit                      $   0.46               $    1.37
Diluted CAD payout ratio (Class A & B combined)                                          262.1%                  105.7%
Diluted weighted average Class A dividends per share                                  $   0.42               $    1.27
Diluted CAD payout ratio - Class A                                                       243.1%                  120.6%
Diluted weighted average Class B dividends per share                                  $   0.65               $    1.94
Diluted CAD payout ratio - Class B                                                       370.5%                  184.0%
----------------------------------------------------------------------------------------------------------------------------------

Note:
     (B) For the three months ended September 30, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 134.0%), (Class A: 124.3%) and (Class B: 189.4%) for the three months ended September 30, 2002 had these costs not been included.


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                                                      September 30,     December 31,
                                                                                           2002             2001
--------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                   (audited)
--------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
   Land                                                                                $   417,351       $   408,837
   Building and improvements                                                             2,400,577         2,328,374
Developments in progress:
   Land                                                                                     91,396            69,365
   Development costs                                                                        26,371            74,303
Furniture, fixtures, and equipment                                                           7,811             7,725
--------------------------------------------------------------------------------------------------------------------
                                                                                         2,943,506         2,888,604
Less: accumulated depreciation                                                            (428,150)         (361,960)
--------------------------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation                       2,515,356         2,526,644

Investments in real estate joint ventures                                                    5,680             5,744
Investments in mortgage notes and notes receivable                                          55,695            56,234
Investments in service companies and affiliate loans and joint ventures                     80,130            79,184
Cash and cash equivalents                                                                   32,631           121,975
Tenant receivables                                                                           9,321             9,633
Deferred rents receivable                                                                  100,755            81,089
Prepaid expenses and other assets                                                           30,964            45,495
Contract and land deposits and pre-acquisition costs                                           121             3,782
Deferred leasing and loan costs                                                             68,295            64,438
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           $ 2,898,948       $ 2,994,218
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Mortgage notes payable                                                                 $   743,148       $   751,077
Unsecured credit facility                                                                  224,000           271,600
Senior unsecured notes                                                                     499,272           449,463
Accrued expenses and other liabilities                                                      80,181            87,683
Dividends and distributions payable                                                         32,234            32,988
--------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                1,578,835         1,592,811
--------------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS:
Minority partners' interests  in consolidated partnerships                                 242,720           242,698
Preferred unit interest in the operating partnership                                        19,662            30,965
Limited partners' minority interest in the operating partnership                            74,288            81,887
--------------------------------------------------------------------------------------------------------------------
        TOTAL MINORITY INTERESTS                                                           336,670           355,550
--------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 9,192,000 shares issued and outstanding                                            92                92
  Series B - 2,000,000 shares issued and outstanding                                            20                20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 49,152,033 and 49,982,377 shares issued and outstanding, respectively              492               500
  Class B - 9,915,313 and 10,283,513 shares issued and outstanding, respectively                99               103
Additional paid in capital                                                                 982,740         1,045,142
--------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                         983,443         1,045,857
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $ 2,898,948       $ 2,994,218
--------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
DEBT SUMMARY AT SEPTEMBER 30, 2002
(Dollars in thousands)

                                                       DEBT BREAKDOWN

--------------------------------------------------------------------------------------------------------------------------
                                                                     % of         Weighted Average        Weighted Average
                                                   Balance           Total          Interest Rate         Maturity (Years)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                           $  743,148          50.7%              7.3%                    9.2
Fixed Rate Senior Unsecured Notes (a)                499,272          34.0%              7.4%                    4.8
Variable Rate Unsecured Credit Facility              224,000          15.3%              2.9%                    0.9
--------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                            $1,466,420         100.0%              6.7%                    6.4
--------------------------------------------------------------------------------------------------------------------------

                                               DEBT AMORTIZATION AND MATURITY
--------------------------------------------------------------------------------------------------------------------------
                            Secured Debt              Senior Unsecured           Unsecured Credit
Year              Amortization     Due at Maturity          Notes                     Facility                 Total
--------------------------------------------------------------------------------------------------------------------------
    2002            $  3,132           $      0                                                             $    3,132
    2003              12,300                  0                                        224,000                 236,300
    2004              13,169              2,616             100,000                                            115,785
    2005              14,167             18,553                                                                 32,720
    2006              13,785            129,920                                                                143,705
    2007              11,305             60,539             200,000                                            271,844
    2008              10,357                  0                                                                 10,357
    2009               9,991            100,254             200,000                                            310,245
    2010               7,818             28,423                                                                 36,241
    2011               5,571            217,592                                                                223,163
 Thereafter           83,656                  0                                                                 83,656
--------------------------------------------------------------------------------------------------------------------------
Total Debt          $185,251           $557,897            $500,000 (a)               $224,000              $1,467,148
--------------------------------------------------------------------------------------------------------------------------
                                                  PROPERTY MORTGAGE DETAIL
--------------------------------------------------------------------------------------------------------------------------
                                                                             Interest         Maturity        Amortization
Property                                                $ Outstanding          Rate             Date          Term (Years)
--------------------------------------------------------------------------------------------------------------------------
80 Orville Dr, Islip, NY                                      2,616           10.10%         February-04    Interest only
395 North Service Road, Melville, NY                         19,811            6.45%         October-05     $34k per month
200 Summit Lake Drive, Valhalla, NY                          19,476            9.25%         January-06             25
1350 Avenue of the Americas, NY, NY                          74,824            6.52%           June-06              (b)
Landmark Square, Stamford, CT                                45,342            8.02%         October-06             25
100 Summit Lake Drive, Valhalla, NY                          19,429            8.50%          April-07              15
333 Earle Ovington Blvd, Mitchel Field, NY (b)               54,104            7.72%          August-07             25
810 Seventh Avenue, NY,NY                                    83,223            7.73%          August-09             25
100 Wall Street, NY, NY                                      36,063            7.73%          August-09             25
6900 Jericho Turnpike, Syosset, NY                            7,376            8.07%           July-10              25
6800 Jericho Turnpike, Syosset, NY                           13,976            8.07%           July-10              25
580 White Plains Road, Tarrytown, NY                         12,735            7.86%        September-10            25
919 Third Ave, NY, NY (c)                                   247,464           6.867%          August-11             30
110 Bi-County Blvd., Farmingdale, NY                          3,690           9.125%         November-12            20
One Orlando Center, Orlando, FL (d)                          38,512            6.82%         November-27            28
120 West 45th Street, NY,NY (d)                              64,507            6.82%         November-27            28
--------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                                     $743,148            7.26%
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------

(a) These notes were issued at an aggregate discount of $1,005,500, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is approximately $728,000.
(b) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $32.5 million.
(c) The Company has a 51% membership interest in this property and its proportionate share of the aggregate principal amount is approximately $126.2 million.
(d) Subject to interest rate adjustment on November 1, 2004.


In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.6 million.

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-------------------------------------------------------------------------------
PREFERRED SECURITIES AT SEPTEMBER 30, 2002
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites as of September 30, 2002.


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Liquidation     Current  Conversion price
Security                                                       Preference Value    Yield       Per Share       Issuance date
------------------------------------------------------------------------------------------------------------------------------------
7 5/8 % Series A Convertible Cumulative Preferred Stock (A)        $229,800        7.625%       $28.51           April 1998
Series B Convertible Cumulative Preferred Stock                      50,000        8.850%       $26.05           June 1999
Series B Preferred Units of Limited Partnership Interest              3,081        5.560%       $32.51           April 1998
Series C Preferred Units of Limited Partnership Interest             10,581        5.560%       $29.39           April 1998
Series D Preferred Units of Limited Partnership Interest              6,000        5.560%       $29.12           July 1998
-------------------------------------------------------------------------------------------------------------------------------
Total                                                              $299,462
-------------------------------------------------------------------------------------------------------------------------------


NOTE (A): Subsequent to September 30, 2002, the Company repurchased 357,500 shares of the Series A Preferred Stock at $22.29 per share aggregating a total cost of approximately eight million dollars. The repurchased shares had a liquidation preference value of approximately $8.9 million.





                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE
For the 3 month period September 30, 2002 vs. September 30, 2001
(In thousands)

                          REGIONAL BREAKDOWN                                                    PROPERTY TYPE BREAKDOWN
                          ------------------                                                    -----------------------
                           CASH REVENUE (A)                                                         CASH REVENUE (A)
                    3Q02          3Q01      $ Change     % Change                           3Q02        3Q01     $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  35,636     $  34,190    $  1,446       4.2%          Office           $ 100,553   $  93,415  $ 7,138     7.6%
                                                                         Industrial (b)      13,066      12,696      370     2.9%
Westchester         17,345        18,512      (1,167)     -6.3%          --------------   ---------   ---------  --------  --------
                                                                         Total            $ 113,619   $ 106,111  $ 7,508     7.1%
Connecticut          8,367         8,690        (323)     -3.7%          ==============   =========   =========  =======   ========

New Jersey          12,383        12,304          79       0.6%

New York City       39,888        32,415       7,473      23.1%
---------------  -----------   -----------  ---------    ---------
Total            $ 113,619     $ 106,111    $  7,508       7.1%
===============  ===========   ===========  =========    =========



                              GAAP REVENUE (A)                                                     GAAP REVENUE (A)
                    3Q02          3Q01      $ Change     % Change                           3Q02        3Q01     $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  36,877     $  36,018    $    859       2.4%          Office           $ 104,967   $ 103,009  $  1,958     1.9%
                                                                         Industrial (b)      13,669      13,125       544     4.1%
Westchester         18,174        19,235      (1,061)     -5.5%          --------------   ---------   ---------  --------  --------
                                                                         Total              118,636     116,134     2,502     2.2%
Connecticut          8,553         8,692        (139)     -1.6%          ==============   =========   =========  =======   ========

New Jersey          12,508        12,460          48       0.4%

New York City       42,524        39,729       2,795       7.0%
---------------  -----------   -----------  ---------    ---------
Total            $ 118,636     $ 116,134    $  2,502       2.2%
===============  ===========   ===========  =========    =========


                             OPERATING EXPENSES                                                 OPERATING EXPENSES
                    3Q02          3Q01      $ Change     % Change                           3Q02        3Q01     $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  6,853      $   6,147    $   706         11.5%        Office           $  24,880   $  23,325  $  1,555     6.7%
                                                                         Industrial (b)       1,146         932       214    23.0%
Westchester         5,006          4,792        214          4.5%        --------------   ---------   ---------  --------  --------
                                                                         Total            $  26,026   $  24,257  $  1,769     7.3%
Connecticut         2,103          2,123        (20)        -0.9%        ==============   =========   =========  =======   ========

New Jersey          2,055          2,128        (73)        -3.4%

New York City      10,009          9,067        942         10.4%

---------------  -----------   -----------  ---------    ---------
Total            $ 26,026      $  24,257    $ 1,769          7.3%
===============  ===========   ===========  =========    =========


                             REAL ESTATE TAXES                                                    REAL ESTATE TAXES
                    3Q02          3Q01      $ Change     % Change                           3Q02       3Q01      $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  6,502      $  6,079     $   423        7.0%          Office           $  15,926   $  14,931  $   995       6.7%
                                                                         Industrial (b)       2,259       2,192       67       3.1%
Westchester         2,576         2,278         298       13.1%          --------------   ---------   ---------  --------  --------
                                                                         Total            $  18,185   $  17,123  $ 1,062       6.2%
Connecticut           778           743          35        4.7%          ==============   =========   =========  =======   ========

New Jersey          1,740         1,726          14        0.8%

New York City       6,589         6,297         292        4.6%
---------------  -----------   -----------  ---------    ---------
Total            $ 18,185      $ 17,123     $ 1,062        6.2%
===============  ===========   ===========  =========    =========



                                  CASH NOI                                                             CASH NOI
                    3Q02          3Q01      $ Change     % Change                           3Q02        3Q01     $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  22,281     $  21,964    $   317         1.4%         Office           $  59,747   $ 55,159   $  4,588    8.3%
                                                                         Industrial (b)       9,661      9,572         89    0.9%
Westchester          9,763        11,442     (1,679)      -14.7%         --------------   ---------   --------   --------   -----
                                                                         Total            $  69,408   $ 64,731   $  4,677    7.2%
Connecticut          5,486         5,824       (338)       -5.8%         ==============   =========   ========   ========   =====

New Jersey           8,588         8,450        138         1.6%

New York City       23,290        17,051      6,239        36.6%
---------------  -----------   -----------  ---------    ---------
Total            $  69,408     $  64,731    $ 4,677         7.2%
===============  ===========   ===========  =========    =========



















                                  GAAP NOI                                                            GAAP NOI
                     3Q02         3Q01      $ Change     % Change                           3Q02        3Q01     $ Change  % Change
---------------  -----------   -----------  ---------    ---------       --------------   ---------   ---------  --------  --------
Long Island      $  23,522     $   23,792   $  (270)       -1.1%         Office           $  64,161   $ 64,753   $ (592)     -0.9%
                                                                         Industrial (b)      10,264     10,001      263       2.6%
Westchester         10,592         12,165    (1,573)      -12.9%         --------------   ---------   ---------  --------  --------
                                                                         Total            $  74,425   $ 74,754   $ (329)     -0.4%
Connecticut          5,672          5,826      (154)       -2.6%         ==============   =========   =========  =======   ========

New Jersey           8,713          8,606       107         1.2%

New York City       25,926         24,365     1,561         6.4%
---------------  -----------   -----------  ---------    ---------
Total            $  74,425     $   74,754   $  (329)       -0.4%
===============  ===========   ===========  =========    =========


-------------------------------------------------------------------------------

(a) Excludes lease termination fees
(b) Includes two retail properties.

Note: Including the one office property located in Orlando, Florida the cash NOI same store performance was 6.5% and the GAAP NOI same store performance was (0.9%).
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE
For the 9 month period September 30, 2002 vs. September 30, 2001
(In thousands)

                             REGIONAL BREAKDOWN                                             PROPERTY TYPE BREAKDOWN
                             ------------------                                             -----------------------

                              CASH REVENUE (A)                                                   CASH REVENUE (A)
                    2002          2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------
Long Island      $   102,942   $   99,749   $   3,193      3.2%          Office           $ 295,683   $ 271,672  $ 24,011    8.8%
                                                                         Industrial (b)      36,976      36,809       167    0.5%
Westchester           54,268       55,010        (742)    -1.3%          --------------   ---------   ---------  --------  --------
                                                                         Total            $ 332,659   $ 308,481  $ 24,178    7.8%
Connecticut           24,618       25,424        (806)    -3.2%          --------------   ---------   ---------  --------  --------

New Jersey            38,492       36,262       2,230      6.1%

New York City        112,339       92,036      20,303     22.1%
---------------  -----------   -----------   --------    --------
Total            $   332,659   $  308,481    $ 24,178      7.8%
---------------  -----------   -----------   --------    --------

                              GAAP REVENUE (A)                                                   GAAP REVENUE (A)
                    2002          2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------
Long Island      $  105,612    $ 103,815    $  1,797       1.7%          Office           $ 309,408   $ 301,703  $  7,705    2.6%
                                                                         Industrial (b)      38,791      38,086       705    1.9%
Westchester          55,353       57,533      (2,180)     -3.8%          --------------   ---------   ---------  --------  --------
                                                                         Total            $ 348,199   $ 339,789  $  8,410    2.5%
Connecticut          25,528       25,530          (2)      0.0%          --------------   ---------   ---------  --------  --------

New Jersey           38,641       37,491       1,150       3.1%

New York City       123,065      115,420       7,645       6.6%
---------------  -----------   -----------   --------    --------
Total            $  348,199    $ 339,789     $ 8,410       2.5%
---------------  -----------   -----------   --------    --------


                             OPERATING EXPENSES                                                 OPERATING EXPENSES
                    2002          2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------
Long Island      $  17,879     $   16,948   $    931       5.5%          Office           $ 67,511    $  63,860  $  3,651    5.7%
                                                                         Industrial (b)      3,136        3,121        15    0.5%
Westchester         13,861         14,015       (154)     -1.1%          --------------   ---------   ---------  --------  --------
                                                                         Total            $ 70,647    $  66,981  $  3,666    5.5%
Connecticut          6,181          5,984        197       3.3%          --------------   ---------   ---------  --------  --------

New Jersey           5,828          5,977       (149)      -2.5%

New York City       26,898         24,057      2,841       11.8%
---------------  -----------   -----------   --------    --------
Total            $  70,647     $   66,981    $ 3,666       5.5%
---------------  -----------   -----------   --------    --------


                             REAL ESTATE TAXES                                                  REAL ESTATE TAXES
                    2002          2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------

Long Island      $  19,031     $   17,884   $  1,147       6.4%          Office           $  45,465   $  42,711  $  2,754    6.4%
                                                                         Industrial  (b)      6,603       6,300       303    4.8%
Westchester          7,338          6,656        682      10.2%          --------------   ---------   ---------  --------  --------
                                                                         Total            $  52,068   $  49,011  $  3,057    6.2%
Connecticut          2,259          2,176         83       3.8%          --------------   ---------   ---------  --------  --------

New Jersey           4,711          4,342        369       8.5%

New York City       18,729         17,953        776       4.3%
---------------  -----------   -----------   --------    --------
Total            $  52,068     $   49,011    $ 3,057       6.2%
---------------  -----------   -----------   --------    --------


                                  CASH NOI                                                         CASH NOI
                     2002         2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------
Long Island      $  66,032     $  64,917    $   1,115      1.7%          Office           $ 182,707   $ 165,101  $ 17,606    10.7%
                                                                         Industrial (b)      27,237      27,388      (151)   -0.6%
Westchester         33,069        34,339       (1,270)    -3.7%          --------------   ---------   ---------  --------  --------
                                                                         Total            $ 209,944   $ 192,489  $ 17,455     9.1%
Connecticut         16,178        17,264       (1,086)    -6.3%          --------------   ---------   ---------  --------  --------

New Jersey          27,953        25,943        2,010      7.7%

New York City       66,712        50,026       16,686     33.4%
---------------  -----------   -----------   --------    --------
Total            $ 209,944     $ 192,489     $ 17,455      9.1%
---------------  -----------   -----------   --------    --------




















                                  GAAP NOI                                                       GAAP NOI
                    2002          2001       $ Change    % Change                           2002        2001     $ Change  % Change
---------------  -----------   -----------   --------    --------        --------------   ---------   ---------  --------  --------
Long Island      $  68,702     $  68,983    $   (281)      -0.4%         Office           $ 196,432   $ 195,132  $  1,300    0.7%
                                                                         Industrial (b)      29,052      28,665       387    1.4%
Westchester         34,154        36,862      (2,708)      -7.3%         --------------   ---------   ---------  --------  --------
                                                                         Total            $ 225,484   $ 223,797  $  1,687    0.8%
Connecticut         17,088        17,370        (282)      -1.6%         ==============   =========   =========  ========  ========

New Jersey          28,102        27,172         930        3.4%

New York City       77,438        73,410       4,028        5.5%
---------------  -----------   -----------   --------    --------
Total            $ 225,484     $ 223,797     $ 1,687        0.8%
===============  ===========   ===========  =========    ========


------------------------------------------------------------------------------------
(a) Excludes lease termination fees and reserves against deferred rents receivable.
(b) Includes two retail properties.

Note:    Including the one office property located in Orlando, Florida the cash
         NOI same store performance was 8.5% and the GAAP NOI same store performance was 0.4%.
------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 3nd quarter 2002

                                           GAAP CONSOLIDATED AMOUNTS (A)                            PRO FORMA AMOUNTS (B)
                                    --------------------------------------------          -----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
                                     Square      Cash       Cash        GAAP              Square      Cash        Cash       GAAP
                                      Feet     Revenue       NOI        NOI                Feet     Revenue       NOI         NOI
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
   Long Island
      Office                          20%        22%         20%        20%                 18%       21%         19%         20%
      Industrial (c)                  29%         9%         11%        11%                 32%       11%         13%         13%
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
          Subtotal - Long Island      49%        31%         31%        31%                 50%       32%         32%         32%

   Westchester
      Office                          14%        17%         16%        16%                 15%       18%         18%         18%
      Industrial                       1%         0%         1%          0%                 1%         0%          1%         1%
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
          Subtotal - Westchester      15%        17%         17%        16%                 16%       19%         19%         18%

   Connecticut
      Office                           6%         7%         7%          7%                 5%         7%          7%         6%
      Industrial                       2%         1%         1%          1%                 2%         1%          1%         1%
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
          Subtotal - Connecticut       8%         8%         8%          8%                 8%         7%          8%         8%

   New Jersey
      Office                          10%        10%         11%        11%                 10%       10%         11%         12%
      Industrial                       2%         1%         1%          1%                 2%         1%          1%         1%
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
          Subtotal - New Jersey       11%        10%         12%        12%                 11%       11%         12%         13%

   New York City
      Office                          17%        34%         32%        33%                 15%       31%         29%         29%
----------------------------------- --------- ----------- ---------- ----------- -------- -------- ----------- ----------- --------
          Subtotal - New York City    17%        34%         32%        33%                 15%       31%         29%         29%


-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------

Office                                66%        89%         87%        87%                 63%       87%         85%         85%
Industrial                            34%        11%         13%        13%                 37%       13%         15%         15%



-----------------------------------------------------------------------------------------------------------------------------------
                                               SUBURBAN VS CBD ( OFFICE SPACE ONLY )
-----------------------------------------------------------------------------------------------------------------------------------

Suburban                              62%        51%         51%        52%                 64%       53%         53%         54%
CBD                                   38%        49%         49%        48%                 36%       47%         47%         46%


-----------------------------------------------------------------------------------------------------------------------------------
(a) Information in accordance with GAAP accounting.
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties.
(c) Includes 2 retail properties.

Note: The Company also owns a 357,000 square foot office building in Orlando, FL.  Percentage calculations exclude this property
-----------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

---------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of September 30, 2002
---------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF        RENTABLE           OCCUPANCY AS OF
PROPERTY                                               BUILDINGS      SQUARE FEET      JUN-02          SEP-02
---------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES (1)


   LONG ISLAND

           Nassau West  Corporate Center, Mitchel
           Field, NY                                        6          1,531,021         97.3%          97.3%

           Huntington Melville Corporate Center,
           Melville, NY                                     7          1,054,569         88.9%          92.5%

           North Shore Atrium, Syosset, NY                  2            304,263         96.8%          96.6%

           Standalone Office Properties                     10         1,064,231         94.2%          90.8%
---------------------------------------------------------------------------------------------------------------


   SUBTOTAL - LONG ISLAND                                   25         3,954,084         94.2%          94.2%

   WESTCHESTER

           Tarrytown Corporate Center, Tarrytown,  NY       6            875,726         92.3%          90.3%

           Summit at Vallhalla, Vahalla, NY                 3            699,045         97.0%          98.9%

           Mt. Pleasant Corporate Center, Valhalla,
           NY                                               2            162,004         96.5%          100.0%

           Reckson Executive Park, Rye Brook, NY            6            541,903         87.3%          95.4%

           Standalone Office Properties                     4            797,035         96.2%          91.9%
---------------------------------------------------------------------------------------------------------------


   SUBTOTAL - WESTCHESTER                                   21         3,075,713         93.8%          94.1%

   NEW JERSEY

           Short Hills Office Center, Short Hills,
           NJ                                               3            568,642        100.0%          98.0%

           Executive Hill Office Park, West Orange,
           NJ                                               4            391,382         84.2%          79.0%

           University Square, Princeton, NJ                 3            131,727        100.0%          100.0%

           Standalone Office Properties                     6            872,003         95.4%          94.6%
---------------------------------------------------------------------------------------------------------------



   SUBTOTAL -  NEW JERSEY                                   16         1,963,754         94.8%          92.9%



   CONNECTICUT

           Landmark Square, Stamford, CT                    6            799,048         92.8%          93.1%

           Stamford Towers, Stamford, CT                    2            323,315        100.0%          99.0%
---------------------------------------------------------------------------------------------------------------

   SUBTOTAL - CONNECTICUT                                   8          1,122,363         94.9%          94.8%

   NEW YORK CITY

           919 Third Avenue                                 1          1,356,796        100.0%          100.0%

           810 Seventh Avenue                               1            692,060         97.6%          95.2%

           100 Wall Street                                  1            466,338         96.8%          99.2%

           120 W. 45th Street                               1            443,109         93.6%          89.6%

           1350 Ave. of the Americas                        1            540,000         96.5%          99.3%
---------------------------------------------------------------------------------------------------------------


   SUBTOTAL - NEW YORK CITY                                 5          3,498,303         97.7%          98.4%


===============================================================================================================


SUBTOTAL - OFFICE PROPERTIES                                  75      13,614,217         95.2%          95.1%
===============================================================================================================


































                                                          -------------------------------------------------------------------------
                                                                 SQUARE FEET AS A % OF                      NOI AS A %
                                                           PROPERTY TYPE      TOTAL PORTFOLIO   PROPERTY TYPE       TOTAL PORTFOLIO
                                                          -------------------------------------------------------------------------

  LONG ISLAND

          Nassau West  Corporate Center, Mitchel
          Field, NY                                             11.2%               7.5%             10.0%                8.7%

          Huntington Melville Corporate Center,
          Melville, NY                                           7.7%               5.2%             6.7%                 5.8%

          North Shore Atrium, Syosset, NY                        2.2%               1.5%             1.5%                 1.3%

          Standalone Office Properties                           7.8%               5.2%             5.6%                 4.8%
---------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - LONG ISLAND                                        29.0%               19.4%            23.7%                20.5%

  WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY             6.4%               4.3%             4.6%                 4.0%

          Summit at Vallhalla, Vahalla, NY                       5.1%               3.4%             3.8%                 3.3%

          Mt. Pleasant Corporate Center, Valhalla,
          NY                                                     1.2%               0.8%             0.6%                 0.5%

          Reckson Executive Park, Rye Brook, NY                  4.0%               2.7%             2.5%                 2.2%

          Standalone Office Properties                           5.9%               3.9%             5.0%                 4.4%
---------------------------------------------------------------------------------------------------------------------------------


  SUBTOTAL - WESTCHESTER                                        22.6%               15.1%            16.6%                14.3%

  NEW JERSEY

          Short Hills Office Center, Short Hills,
          NJ                                                     4.2%               2.8%             5.1%                 4.4%

          Executive Hill Office Park, West Orange,
          NJ                                                     2.9%               1.9%             1.8%                 1.5%

          University Square, Princeton, NJ                       1.0%               0.6%             1.0%                 0.9%

          Standalone Office Properties                           6.4%               4.3%             5.1%                 4.4%
                                                                            -                                    -
---------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL -  NEW JERSEY                                        14.4%               9.6%             13.0%                11.2%


  CONNECTICUT

          Landmark Square, Stamford, CT                          5.9%               3.9%             5.7%                 4.9%

          Stamford Towers, Stamford, CT                          2.4%               1.6%             2.7%                 2.4%
---------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - CONNECTICUT                                         8.2%               5.5%             8.4%                 7.3%

  NEW YORK CITY

          919 Third Avenue                                      10.0%               6.7%             16.1%                13.9%

          810 Seventh Avenue                                     5.1%               3.4%             7.3%                 6.3%

          100 Wall Street                                        3.4%               2.3%             4.0%                 3.5%

          120 W. 45th Street                                     3.3%               2.2%             5.4%                 4.7%

          1350 Ave. of the Americas                              4.0%               2.7%             5.5%                 4.7%
---------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - NEW YORK CITY                                      99.4%               17.2%            38.3%                33.1%

=================================================================================================================================
SUBTOTAL-
       OFFICE PROPERTIES                                       100.0%              66.9%           100.0%                86.4%

=================================================================================================================================





---------------------------------------------------------------------------------------------------------------------------------
(1)  Statistics above exclude 800 North Magnolia Avenue, a 357,000 square foot office building (81.6% occupied) located in
     Orlando Florida.

---------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

----------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of September 30, 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF      RENTABLE             OCCUPANCY AS OF
PROPERTY                                                                 BUILDINGS    SQUARE FEET       JUN-02             SEP-02
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES
---------------------------------
                      Vanderbilt Industrial Park,  Hauppauge, NY            46        2,300,732          91.4%              92.0%

                      Airport International Plaza, Bohemia, NY              21        1,290,401          98.4%              98.4%

                      County Line Industrial Center, Melville, NY            4          342,354         100.0%             100.0%

                  Other Submarkets

                      Farmingdale                                            3          520,008         100.0%             100.0%

                      Melville                                               4          246,769         100.0%             100.0%

                      Islip/Islandia                                         6          212,524          85.7%              85.7%

                      Hauppauge                                              2          195,942          99.1%              96.7%

                      Other                                                  7          699,277          96.6%              96.6%
----------------------------------------------------------------------------------------------------------------------------------

                  SUBTOTAL - LONG ISLAND INDUSTRIAL                         93        5,808,007          95.3%              95.4%
----------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                                2          139,690         100.0%             100.0%

Stand-alone Connecticut Industrial  Properties                               1          452,414          54.3%              54.3%

Stand-alone New Jersey  Industrial Properties                                5          320,231          82.6%              87.5%

----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - INDUSTRIAL PROPERTIES                                           101        6,720,342          92.0%              92.4%
==================================================================================================================================



RETAIL PROPERTIES                                                            2           19,200          81.8%              81.8%


----------------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL PROPERTIES (1)                                                 178       20,353,759          94.2%              94.2%
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           SQUARE FEET AS A % OF              NOI AS A %
PROPERTY                                                           PROPERTY TYPE   TOTAL PORTFOLIO  PROPERTY TYPE   TOTAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES
---------------------------------
                      Vanderbilt Industrial Park,  Hauppauge, NY       34.2%            11.3%            29.0%            3.9%

                      Airport International Plaza, Bohemia, NY         19.2%             6.3%            21.4%            2.9%

                      County Line Industrial Center, Melville, NY       5.1%             1.7%             5.5%            0.7%

                  Other Submarkets

                      Farmingdale                                       7.7%             2.6%             8.1%            1.1%

                      Melville                                          3.7%             1.2%             6.1%            0.8%

                      Islip/Islandia                                    3.2%             1.0%             1.5%            0.2%

                      Hauppauge                                         2.9%             1.0%             3.5%            0.5%

                      Other                                            10.4%             3.4%            10.2%            1.4%
-----------------------------------------------------------------------------------------------------------------------------------

                  SUBTOTAL - LONG ISLAND INDUSTRIAL                    86.4%            28.5%            85.4%           11.6%
-----------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties                           2.1%             0.7%             4.0%            0.5%

Stand-alone Connecticut Industrial  Properties                          6.7%             2.2%             4.8%            0.7%

Stand-alone New Jersey  Industrial Properties                           4.8%             1.6%             5.7%            0.8%

-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - INDUSTRIAL PROPERTIES                                      100.0%            33.0%           100.0%           13.5%
==================================================================================================================================



RETAIL PROPERTIES                                                       0.1%             0.1%             0.3%            0.1%


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL PROPERTIES                                                100.0%           100.0%           100.0%          100.0%
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-----------------------------------------------------------------------------------------------------------------------------
LEASING STATISTICS
For the 3 months ended September 30, 2002

-----------------------------------------------------------------------------------------------------------------------------
                               EXECUTED LEASES (A)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                       # of            Total                Average          Average            Average
                                   Transactions       Sq. Ft.              Base Rent     Effective Rent      Term (Years)
-----------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
      Long Island                       14             79,614                $30.32          $27.36                8.3
      Westchester                       19            367,574                $25.92          $21.29                8.9
      Connecticut                        3              6,573                $34.73          $33.31                3.8
      New Jersey                        10             78,100                $26.46          $25.13                5.7
      New York City                      9             80,466                $48.62          $43.49                9.0

-----------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                 55            612,327                $29.64          $25.62                8.4
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
      Long Island                       11            132,665                 $6.71           $6.35                3.9

-----------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                 11            132,665                 $6.71           $6.35                3.9
-----------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                  0                  0                 $0.00           $0.00                0.0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                        66            744,992
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                              SAME SPACE STATISTICS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            Total                   Base Rent                                 GAAP Rent
Property Type              Sq. Ft.     Expiration  Current (b)    % Change     Expiration    Current (b)    % Change
-----------------------------------------------------------------------------------------------------------------------------
Office
   New                     432,908       $25.76       $27.88        8.2%         $25.40         $28.66        12.8%
   Renewal                 143,130       $24.14       $25.76        6.7%         $24.25         $25.57        5.4%
                         ----------------------------------------------------------------------------------------------------
Total                      576,038       $25.36       $27.35        7.9%         $25.11         $27.89        11.1%

Industrial
   New                      28,500        $5.69        $6.72       18.1%          $5.21          $6.88        32.1%
   Renewal                 104,165        $6.37        $6.47        1.6%          $5.94          $6.71        12.9%
                         ----------------------------------------------------------------------------------------------------
Total                      132,665        $6.23        $6.53        4.8%          $5.78          $6.74        16.6%

Research & Development
   New                           0        $0.00        $0.00        0.0%          $0.00          $0.00         0.0%
   Renewal                       0        $0.00        $0.00        0.0%          $0.00          $0.00         0.0%
                         ----------------------------------------------------------------------------------------------------
Total                            0        $0.00        $0.00        0.0%          $0.00          $0.00         0.0%

-----------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average    708,703       $21.78       $23.45        7.7%         $21.50         $23.93        11.3%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                TENANT RETENTION
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             Leases                  Sq. Ft               Sq. Ft            Renewal
Property Type                              Expiring (c)            Expiring (c)           Renewing         Percentage
-----------------------------------------------------------------------------------------------------------------------------
Office                                          31                    269,190              142,722             53.0%
Industrial                                       8                    104,165              104,165            100.0%
Research & Development                           1                      4,620

-----------------------------------------------------------------------------------------------------------------------------

Totals                                          40                    377,975              246,887             65.3%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period.
(b) Represents either renewed or released space.
(c) Includes early renewals.

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

LEASING STATISTICS
For the 12 months ended September 30, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                             EXECUTED LEASES (A)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      # of        Total                  Average      Average             Average
                                  Transactions   Sq. Ft.                Base Rent   Effective Rent       Term (Years)
-----------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
      Long Island                      66        464,177                  $29.86       $26.40               6.6
      Westchester                      66        693,293                  $25.37       $22.00               6.9
      Connecticut                      22        110,327                  $31.64       $30.52               4.5
      New Jersey
         Operating                     20        145,748                  $25.13       $23.31               6.0
         Development                    1        123,000                  $36.13       $28.67              10.0
      New York City                    31        246,434                  $52.16       $47.41               9.4

-----------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average               206      1,782,979                  $31.35       $27.75               7.2
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
      Long Island                      50        770,224                   $6.50        $6.14               5.3
      New Jersey                        1         36,059                   $9.85        $7.81               5.0

-----------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                51        806,283                   $6.65        $6.21               5.3
-----------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
      Long Island
         Operating                     11        317,975                  $13.14       $11.70               5.7
         Development                    2         97,930                  $17.87       $14.23               9.9
      New Jersey                        1         13,013                  $17.60       $12.02               5.0

-----------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                14        428,918                  $14.36       $12.29               6.6
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                      271      3,018,180
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                             SAME SPACE STATISTICS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                 Total                   Base Rent                               GAAP Rent
Property Type                   Sq. Ft.     Expiration  Current (b)    % Change    Expiration  Current (b)   % Change
--------------------------------------------------------------------------------------------------------------------------
Office
   New                         1,048,746      $21.48       $27.11       26.2%       $21.06       $27.93      32.6%
   Renewal                       511,354      $25.14       $27.34        8.8%       $24.53       $27.92      13.8%
                              --------------------------------------------------------------------------------------------
Total                          1,560,100      $22.68       $27.19       19.9%       $22.20       $27.92      25.8%

Industrial
   New                          314,295        $5.66        $6.43       13.6%        $5.34        $6.90      29.1%
   Renewal                      488,924        $5.94        $6.22        4.7%        $5.59        $6.33      13.2%
                              --------------------------------------------------------------------------------------------
Total                           803,219        $5.83        $6.30        8.1%        $5.50        $6.55      19.2%

Research & Development
   New                           23,392       $13.26       $13.86        4.5%       $12.37       $15.23      23.1%
   Renewal                      166,830       $10.74       $10.73       -0.1%        $9.69       $11.02      13.7%
                              --------------------------------------------------------------------------------------------
Total                           190,222       $11.05       $11.11        0.6%       $10.02       $11.53      15.1%

--------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average       2,553,541       $16.51       $19.42       17.6%       $16.04       $19.98      24.6%
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                     TENANT RETENTION
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                    Leases                    Sq. Ft                  Sq. Ft                  Renewal
Property Type                    Expiring (c)              Expiring (c)              Renewing                Percentage
---------------------------------------------------------------------------------------------------------------------------
Office                               150                     952,454                 571,928                   60.0%
Industrial                            38                     647,002                 557,405                   86.2%
Research & Development                 9                     387,203                 170,883                   44.1%

---------------------------------------------------------------------------------------------------------------------------

Totals                               197                   1,986,659               1,300,216                   65.4%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(a) Includes new and renewed leases during the period.
(b) Represents either renewed or released space.
(c) Includes early renewals.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002


--------------------------------------------------------------------------------------------------------------------------------
LEASE ACTIVITY
As of September 30, 2002


--------------------------------------------------------------------------------------------------------------------------------
                                                 RENEWAL
                         NEW LEASES          AT EXPIRATION (2)       EARLY RENEWAL (2)        EXPANSIONS        TOTAL PORTFOLIO
REGION                    #      SF             #      SF               #       SF            #       SF           #        SF
--------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES
     Connecticut          2      5,270          1      1,303            0          0          0          0         3      6,573
     Long Island          8     63,092          6     16,522            0          0          0          0        14     79,614
     New Jersey           4     40,192          6     37,908            0          0          0          0        10     78,100
     New York City        5     41,309          1      3,739            0          0          3     35,418         9     80,466
     Westchester         11    281,239          2     24,040            4     53,507          2      8,788        19    367,574


--------------------------------------------------------------------------------------------------------------------------------

 SUBTOTAL -OFFICE        30    431,102         16     83,512            4     53,507          5     44,206        55    612,327
--------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PROPERTIES
     Long Island          3     28,500          6     87,385            2     16,780          0          0        11    132,665


--------------------------------------------------------------------------------------------------------------------------------

 SUBTOTAL -INDUSTRIAL     3     28,500          6     87,385            2     16,780         --         --        11    132,665
--------------------------------------------------------------------------------------------------------------------------------


R&D
                          0          0          0          0            0          0          0          0         0          0

--------------------------------------------------------------------------------------------------------------------------------

 SUBTOTAL -R&D           --         --         --         --           --         --         --         --        --         --
--------------------------------------------------------------------------------------------------------------------------------



PORTFOLIO TOTAL          33    459,602         22     170,897           6      70,287         5     44,206        66    744,992

                                    62%                    23%                      9%                   6%                 100%
--------------------------------------------------------------------------------------------------------------------------------



HOLDOVERS
                                        #                      SF
                                    -----------         ----------------

     Long Island Office                 3                         30,334
     Connecticut Office                 3                          3,274
     New Jersey Office                  2                         20,126
     New York City Office               1                          5,137
     Westchester Office                 2                         74,319
                                   -----------          ----------------
         sub-total Office              11                        133,190

     Long Island Industrial             0                              0

                                   -----------          ----------------
     Total Holdovers                   11                        133,190

--------------------------------------------------------------------------------------------------------------------------------


EARLY TERMINATIONS
                                                           TERMINATED                   RELEASED                 VACANT
                                        #                      SF                          SF                      SF
                                   -----------          ----------------            ----------------        ----------------
OFFICE PROPERTIES
     Long Island - Office               3                        16,290                       1,340                  14,950
     Long Island - Industrial           2                        12,720                       3,000                   9,720
     New Jersey                         3                        27,198                           0                  27,198
     New York City                      1                         7,042                           0                   7,042
     Connecticut                        1                         2,306                           0                   2,306
     Westchester                       10                       191,081  (1)                146,451                  44,630
                                   -----------          ----------------            ----------------        ----------------
                                       20                       256,637                     150,791                 105,846
--------------------------------------------------------------------------------------------------------------------------------

DEFINITIONS:
------------
EARLY TERMINATION: When a tenant vacates their space before contract lease end date. If tenant terminates part of their space, only the portion that has terminated is reflected.
HOLDOVER: Any lease agreement less than 12 months.
RENEWAL: When an existing tenant renews space for longer than 12 months.
EARLY RENEWAL: When an existing tenant renews their space 12 months prior to expiration & is renewing for more than 12 months.
EXPANSION: When an existing tenant takes additional space, renews and takes additional space and early renews and takes additional space. Only the additional space is reflected.
RELOCATIONS: When a tenant "early terminates" to move to another space/building
     A.) If the tenant relocates for less space and extends term for more than 12 months, the amount of contraction is reflected in Early Terminations and the renewal space is reflected in Renewal.
     B.) If the tenant relocates for additional space, whether or not term length is extended, the additional space only is reflected in Expansion.

--------------------------------------------------------------------------------
(1) Includes 3 tenants that relocated into approximately 61,000 square feet of space.
(2) Excludes 57,989 square feet of contraction space.



--------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2002



                                                      TOTAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                               Number of               Square              % of Total               Cumulative
Year of                                         Leases                  Feet               Portfolio                % of Total
Expiration                                     Expiring               Expiring               Sq Ft                Portfolio Sq Ft
---------------------------------------------------------------------------------------------------------------------------------
2002                                               40                  222,550                1.1%                     1.1%
2003                                              159                1,742,219                8.6%                     9.7%
2004                                              201                1,820,933                9.0%                    18.6%
2005                                              244                2,445,977               12.0%                    30.6%
2006                                              221                2,592,815               12.8%                    43.4%
2007                                              126                1,535,558                7.6%                    50.9%
2008 and thereafter                               327                8,787,070               43.3%                    94.2%
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                          1,318               19,147,122               94.2%                     --
---------------------------------------------------------------------------------------------------------------------------------

Total Portfolio Square Feet                                         20,334,559

                                                      OFFICE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                               Number of               Square              % of Total               Cumulative
Year of                                         Leases                  Feet               Portfolio                % of Total
Expiration                                     Expiring               Expiring               Sq Ft                Portfolio Sq Ft
---------------------------------------------------------------------------------------------------------------------------------
2002                                               36                  197,457                1.5%                     1.5%
2003                                              136                1,154,426                8.5%                     9.9%
2004                                              157                1,159,480                8.5%                    18.4%
2005                                              210                1,764,124               13.0%                    31.4%
2006                                              170                1,622,691               11.9%                    43.3%
2007                                               98                1,197,898                8.8%                    52.1%
2008 and thereafter                               260                5,844,193               42.9%                    95.1%
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                          1,067               12,940,269               95.1%                     --
---------------------------------------------------------------------------------------------------------------------------------

Total Portfolio Square Feet                                         13,614,217


                                                 INDUSTRIAL/R&D PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                               Number of               Square              % of Total               Cumulative
Year of                                         Leases                  Feet               Portfolio                % of Total
Expiration                                     Expiring               Expiring               Sq Ft                Portfolio Sq Ft
---------------------------------------------------------------------------------------------------------------------------------
2002                                               4                   25,093                 0.4%                     0.4%
2003                                              23                  587,793                 8.7%                     9.1%
2004                                              44                  661,453                 9.8%                    19.0%
2005                                              34                  681,853                10.1%                    29.1%
2006                                              51                  970,124                14.4%                    43.5%
2007                                              28                  337,660                 5.0%                    48.6%
2008 and thereafter                               67                2,942,877                43.8%                    92.4%
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                           251                6,206,853                92.4%                     --
---------------------------------------------------------------------------------------------------------------------------------

Total Portfolio Square Feet                                         6,720,342



                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2002


                                                  LONG ISLAND OFFICE (EXCLUDING OMNI)
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                            Leases           Feet         Portfolio       % of Total          GAAP            Cash
Expiration                        Expiring        Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                 11            49,772           1.5%             1.5%           $24.24          $26.51
2003                                 49           312,781           9.3%            10.7%           $24.46          $26.70
2004                                 50           302,470           9.0%            19.7%           $23.33          $24.21
2005                                 72           398,645          11.8%            31.5%           $24.28          $27.04
2006                                 44           169,206           5.0%            36.5%           $25.18          $28.45
2007                                 35           411,108          12.2%            48.7%           $24.46          $30.13
2008 and thereafter                  84         1,537,904          45.5%            94.2%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average              345         3,181,886          94.2%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------

Total Portfolio Square Feet                     3,379,084

                                                                    OMNI
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                            Leases           Feet         Portfolio       % of Total          GAAP            Cash
Expiration                        Expiring        Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                  1            21,400           3.7%             3.7%           $29.29          $34.05
2003                                  3            49,793           8.7%            12.4%           $29.54          $35.16
2004                                  5           113,793          19.8%            32.2%           $27.11          $34.61
2005                                  5            44,578           7.8%            39.9%           $27.97          $34.79
2006                                 --                --           0.0%            39.9%               --              --
2007                                  3            63,320          11.0%            50.9%           $26.97          $32.36
2008 and thereafter                  12           250,112          43.5%            94.4%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               29           542,996          94.4%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                       575,000


                                                              WESTCHESTER OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                            Leases           Feet         Portfolio       % of Total          GAAP            Cash
Expiration                        Expiring        Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                  9            49,849           1.6%             1.6%           $19.89          $20.21
2003                                 34           177,169           5.8%             7.4%           $22.43          $23.91
2004                                 30           144,008           4.7%            12.1%           $21.55          $23.16
2005                                 44           438,808          14.3%            26.3%           $22.88          $24.11
2006                                 35           651,044          21.2%            47.5%           $22.56          $24.51
2007                                 27           431,593          14.0%            61.5%           $23.90          $27.53
2008 and thereafter                  39         1,000,527          32.5%            94.1%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average              218         2,892,998          94.1%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     3,075,713
---------------------------------------------------------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
---------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

LEASE EXPIRATION SCHEDULE
As of September 30, 2002


                                                      STAMFORD OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                             Leases          Feet         Portfolio       % of Total          GAAP            Cash
Expiration                         Expiring       Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                   7           19,074           1.7%             1.7%           $24.34          $26.11
2003                                  21          149,508          13.3%            15.0%           $30.85          $31.45
2004                                  29          236,554          21.1%            36.1%           $22.04          $22.90
2005                                  23          121,905          10.9%            47.0%           $26.30          $28.10
2006                                  24          291,313          26.0%            72.9%           $24.22          $25.09
2007                                  13           99,796           8.9%            81.8%           $31.98          $34.46
2008 and thereafter                    9          140,729          12.5%            94.3%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               126        1,058,879          94.3%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     1,122,363


                                                       NEW JERSEY OFFICE

---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                             Leases          Feet         Portfolio       % of Total          GAAP            Cash
Expiration                         Expiring       Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                   2            4,831           0.2%             0.2%           $16.85          $17.16
2003                                  20          319,328          16.3%            16.5%           $27.16          $28.22
2004                                  25          158,130           8.1%            24.6%           $23.24          $23.94
2005                                  31          306,173          15.6%            40.2%           $23.91          $24.81
2006                                  15          164,901           8.4%            48.5%           $23.39          $25.09
2007                                   7           71,369           3.6%            52.2%           $21.88          $23.81
2008 and thereafter                   22          798,734          40.7%            92.9%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               122        1,823,466          92.9%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     1,963,754


                                                       NEW YORK CITY OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                             Leases          Feet         Portfolio       % of Total          GAAP            Cash
Expiration                         Expiring       Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                   6           52,531           1.5%             1.5%           $33.09          $34.11
2003                                   9          145,847           4.2%             5.7%           $32.74          $33.92
2004                                  18          204,525           5.8%            11.5%           $37.31          $40.30
2005                                  35          454,015          13.0%            24.5%           $36.53          $38.47
2006                                  52          346,227           9.9%            34.4%           $30.28          $31.76
2007                                  13          120,712           3.5%            37.8%           $35.71          $32.77
2008 and thereafter                   94        2,116,187          60.5%            98.4%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               227        3,440,044          98.4%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     3,498,303
---------------------------------------------------------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
-------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of September 30, 2002

                                                            INDUSTRIAL
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                             Leases          Feet         Portfolio       % of Total          GAAP            Cash
Expiration                         Expiring       Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                   4           25,093           0.5%             0.5%          $10.03          $11.26
2003                                  19          505,885           9.4%             9.9%          $ 5.73          $ 6.91
2004                                  35          562,235          10.4%            20.3%          $ 6.55          $ 7.60
2005                                  29          523,314           9.7%            30.0%          $ 5.90          $ 7.54
2006                                  38          823,836          15.3%            45.3%          $ 6.69          $ 7.90
2007                                  24          252,216           4.7%            50.0%          $ 7.50          $ 8.70
2008 and thereafter                   51        2,387,109          44.3%            94.3%              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average             200        5,079,688          94.3%              --               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     5,388,872


                                                        RESEARCH & DEVELOPMENT
---------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Square        % of Total      Cumulative        Expiring        Expiring
Year of                             Leases          Feet         Portfolio       % of Total          GAAP            Cash
Expiration                         Expiring       Expiring         Sq Ft       Portfolio Sq Ft     Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2002                                 --                --           0.0%             0.0%               --              --
2003                                  4            81,908           6.2%             6.2%           $10.59          $10.97
2004                                  9            99,218           7.5%            13.6%           $13.86          $15.07
2005                                  5           158,539          11.9%            25.5%           $ 9.99          $11.51
2006                                 13           146,288          11.0%            36.5%           $14.67          $16.84
2007                                  4            85,444           6.4%            42.9%           $12.60          $13.97
2008 and thereafter                  16           555,768          41.8%            84.7%               --              --
---------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average             51         1,127,165          84.7%              --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                     1,330,670






---------------------------------------------------------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
---------------------------------------------------------------------------------------------------------------------------------



                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

Lease Expiration Comparison
As of September 30, 2002


Expiring Rents vs.Reckson Forecast Rents (a)
Office Portfolio
[Graphics Omitted]


CBD Portfolio
367,000 SF Expiring

Cash Rents Expiring        $31.18
Cash Rents Forecasted (b)  $38.32
Increase                   23%

GAAP Rents Expiring        $32.10
GAAP Rents Forecasted (b)  $38.60
Increase                   20%


Suburban Portfolio
1 Million SF Expiring

Cash Rents Expiring        $26.06
Cash Rents Forecasted (b)  $25.95
Decrease                   (0.4%)

GAAP Rents Expiring        $25.05
GAAP Rents Forecasted (b)  $26.21
Increase                   5%


(a) Represents leases expiring during 2002 and 2003
(b) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS
(Based on Base Rental Revenue)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   PERCENT OF PRO-RATA   PERCENT OF CONSOLIDATED
                                                                  TOTAL            SHARE OF ANNUALIZED       ANNUALIZED BASE
TENANT NAME (1)                             TENANT TYPE        SQUARE FEET         BASE RENTAL REVENUE        RENTAL REVENUE
-----------------------------------------------------------------------------------------------------------------------------------
   *  DEBEVOISE & PLIMPTON                     Office                 465,420              3.3%                    5.6%
   *  WORLDCOM/MCI                             Office                 527,214              3.2%                    2.9%
   *  AMERICAN EXPRESS                         Office                 240,142              2.0%                    1.8%
      BELL ATLANTIC                            Office                 210,426              1.5%                    1.3%
   *  SCHULTE ROTH & ZABEL                     Office                 238,052              1.4%                    2.3%
   *  HQ GLOBAL                          Office/Industrial            201,900              1.2%                    1.5%
      UNITED DISTILLERS                        Office                 137,918              1.1%                    1.0%
      T.D. WATERHOUSE                          Office                 127,143              1.1%                    0.9%
   *  BANQUE NATIONALE DE PARIS                Office                 145,834              0.9%                    1.5%
   *  KRAMER LEVIN NESSEN KAMIN                Office                 158,144              0.9%                    1.4%
      VYTRA HEALTHCARE                         Office                 105,613              0.8%                    0.7%
      D.E.SHAW                                 Office                  89,526              0.7%                    0.6%
      P.R.NEWSWIRE ASSOCIATES                  Office                  67,000              0.7%                    0.6%
      HOFFMANN-LA ROCHE INC.                   Office                 120,736              0.7%                    0.6%
      EMI ENTERTAINMENT WORLD                  Office                  65,844              0.7%                    0.6%
   *  STATE FARM                         Office/Industrial            162,651              0.7%                    1.0%
      HELLER EHRMAN WHITE                      Office                  51,167              0.7%                    0.6%
      LABORATORY CORP OF AMERICA               Office                 108,000              0.7%                    0.6%
      ESTEE LAUDER                           Industrial               374,578              0.7%                    0.6%
   *  DRAFT WORLDWIDE INC.                     Office                 124,008              0.7%                    1.1%
      PRACTICING LAW INSTITUTE                 Office                  62,000              0.7%                    0.6%
      LOCKHEED MARTIN CORP.                    Office                 123,554              0.7%                    0.6%
      RADIANZ (REUTERS)                        Office                 130,009              0.6%                    0.5%
      TOWERS PERRIN FOSTER                     Office                  88,233              0.6%                    0.5%
   *  MERRILL LYNCH                            Office                 102,973              0.6%                    0.7%
----- ------------------------------------------------------------------------------------------------------------------------------


TENANT DIVERSIFICATION (2)
TOTAL PORTFOLIO


[Graphic Omitted]

Accounting                           2%
Advertising                          1%
Commercial Banks                     5%
Consumer Products                   13%
Defense/Electronics                  2%
Financial Services                  12%
Government                           2%
Healthcare                           4%
Hospitality                          1%
Insurance                            8%
Legal Services                      11%
Manufacturing                        3%
Media/Entertainment                  6%
Other Professional Services          8%
Pharmaceuticals                      3%
Real Estate                          3%
Retail/Wholesale                     2%
Technology                           4%
Telecom                              9%
Transportation                       1%


-------------------------------------------------------------------------------
(1)  Ranked by pro rata share of annualized base rental revenue.
(2) Based on annualized base rental revenue adjusted for pro rata share of joint venture interests. * Part or all of space occupied by tenant is in a 51% or more owned joint venture building.
-------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

-------------------------------------------------------------------------------
NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT
                         COSTS AND LEASING COMMISSIONS


     The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the years 1998 through 2001 and the nine months ended September 30, 2002.

--------------------------------------------------------------------------------------------------------------------------------
                                  NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Average
                                          1998            1999            2000          2001         1998-2001         2002
                                      ------------    -----------      ----------    ----------     -----------    ------------
       Suburban Office Properties
         Total                         $2,004,976      $2,298,899      $3,289,116    $4,606,069      $3,049,765      $3,629,532

         Per Square Foot                     0.23            0.23            0.33          0.45            0.31           $0.36

       NYC Office Properties
         Total                            N/A              N/A           $946,718    $1,584,501      $1,265,610      $1,406,967

         Per Square Foot                  N/A              N/A               0.38          0.45            0.42           $0.40

      Industrial Properties
         Total                         $1,205,266      $1,048,688        $813,431      $711,666        $944,763      $1,379,875

         Per Square Foot                     0.12            0.11            0.11          0.11            0.11           $0.21


---------------------------------------------------------------------------------------------------------------------
                 NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS (3)
---------------------------------------------------------------------------------------------------------------------
                                                                                                            Average
                                              1998            1999           2000           2001           1998-2001
                                          ------------    -----------    ------------   -------------    ------------
  Long Island Office Properties
    Tenant Improvements                      $1,140,251     $1,009,357      $2,853,706      $2,722,457      $1,931,443
    Per Square Foot Improved                       3.98           4.73            6.99            8.47            6.04
    Leasing Commissions                        $418,191       $551,762      $2,208,604      $1,444,412      $1,155,742
    Per Square Foot Leased                         1.46           2.59            4.96            4.49            3.38
                                          -------------   ------------   -------------   -------------   --------------
     Total Per Square Foot                        $5.44          $7.32          $11.95          $12.96           $9.42
                                          =============   ============   =============   =============   =============

  Westchester Office Properties
    Tenant Improvements                        $711,160     $1,316,611      $1,860,027      $2,584,728      $1,618,132
    Per Square Foot Improved                       4.45           5.62            5.72            5.91            5.43
    Leasing Commissions                        $286,150       $457,730        $412,226      $1,263,012        $604,780
    Per Square Foot Leased                         1.79           1.96            3.00            2.89            2.41
                                          -------------   ------------   -------------   -------------   -------------
     Total Per Square Foot                        $6.24          $7.58           $8.72           $8.80           $7.84
                                          =============   ============   =============   =============   =============

  Connecticut Office Properties
    Tenant Improvements                        $202,880       $179,043        $385,531        $213,909        $245,341
    Per Square Foot Improved                       5.92           4.88            4.19            1.46            4.11
    Leasing Commissions                        $151,063       $110,252        $453,435        $209,322        $231,018
    Per Square Foot Leased                         4.41           3.00            4.92            1.43            3.44
                                          -------------   ------------   -------------   -------------    -------------
     Total Per Square Foot                       $10.33          $7.88           $9.11           $2.89           $7.55
                                          =============   ============   =============   =============   =============

  New Jersey Office Properties
    Tenant Improvements                        $654,877       $454,054      $1,580,323      $1,146,385        $958,910
    Per Square Foot Improved                       3.78           2.29            6.71            2.92            3.93
    Leasing Commissions                        $396,127       $787,065      $1,031,950      $1,602,962        $954,526
    Per Square Foot Leased                         2.08           3.96            4.44            4.08            3.64
                                          -------------   ------------   -------------    ------------    ------------
     Total Per Square Foot                        $5.86          $6.25          $11.15           $7.00           $7.57
                                          =============   ============   -=========---    ============    ============

  New York City Office Properties
    Tenant Improvements                         N/A             N/A            $65,267        $788,930        $427,099
    Per Square Foot Improved                    N/A             N/A               1.79           15.69            8.74
    Leasing Commissions                         N/A             N/A           $418,185      $1,098,829        $758,507
    Per Square Foot Leased                      N/A             N/A              11.50           21.86           16.68
                                          -------------   ------------   -------------    ------------    ------------
     Total Per Square Foot                      N/A             N/A             $13.29          $37.55          $25.42
                                          =============   ============   =============    ============    ============

  Industrial Properties
    Tenant Improvements                        $283,842       $375,646        $650,216      $1,366,488        $669,048
    Per Square Foot Improved                       0.76           0.25            0.95            1.65            0.90
    Leasing Commissions                        $200,154       $835,108        $436,506        $354,572        $456,585
    Per Square Foot Leased                         0.44           0.56            0.64            0.43            0.52
                                          -------------   ------------   -------------    ------------    ------------
     Total Per Square Foot                        $1.20          $0.81           $1.59           $2.08           $1.42
                                          =============   ============   =============    ============    ============


                                                  YTD
                                                 2002                       New                    Renewal
                                            --------------             ------------              -----------
  Long Island Office Properties
    Tenant Improvements                        $1,240,929                 $675,704                $565,225
    Per Square Foot Improved                         6.37                     9.70                    4.52
    Leasing Commissions                          $773,699                 $317,398                $456,301
    Per Square Foot Leased                           3.97                     4.55                    3.65
                                           --------------          ---------------           -------------
     Total Per Square Foot                          10.33                   $14.25                   $8.16
                                           ==============          ===============           =============

  Westchester Office Properties
    Tenant Improvements                        $5,973,514(2)            $3,907,006              $2,066,508
    Per Square Foot Improved                        15.63                    18.46                   12.12
    Leasing Commissions                        $1,777,227               $1,434,359                $342,868
    Per Square Foot Leased                           4.91                     6.36                    2.51
                                           --------------          ---------------           -------------
     Total Per Square Foot                         $20.54                   $24.83                  $14.63
                                           ==============          ===============           =============








  Connecticut Office Properties
    Tenant Improvements                          $397,308                 $395,588                  $1,720
    Per Square Foot Improved                         7.92                     8.52                    0.46
    Leasing Commissions                          $122,612                 $122,612                      $0
    Per Square Foot Leased                           2.45                     2.64                      --
                                           --------------          ---------------           -------------
     Total Per Square Foot                         $10.37                   $11.16                    0.46
                                           ==============          ===============           =============
  New Jersey Office Properties
    Tenant Improvements                        $1,306,938                 $998,613                $308,325
    Per Square Foot Improved                         9.39                    17.47                    3.76
    Leasing Commissions                          $359,276                 $131,731                $227,545
    Per Square Foot Leased                           2.52                     2.18                    2.77
                                            -------------            -------------           -------------
     Total Per Square Foot                         $11.91                   $19.65                   $6.53
                                            =============            -============           -------------

  New York City Office Properties
    Tenant Improvements                        $3,868,236               $3,104,358                $763,878
    Per Square Foot Improved                        21.14                    21.77                   18.91
    Leasing Commissions                        $1,665,978               $1,218,308                $447,670
    Per Square Foot Leased                           9.10                     8.54                   11.08
                                            =============            -============           -------------
     Total Per Square Foot                         $30.24                   $30.32                  $29.99
                                            =============            -============           -------------

  Industrial Properties
    Tenant Improvements                          $872,114                 $694,363                $177,751
    Per Square Foot Improved                         1.43                     3.31                      --
    Leasing Commissions                          $366,653                 $320,996                 $45,657
    Per Square Foot Leased                           0.60                     1.52                    0.11
                                            =============            -============           -------------
     Total Per Square Foot                          $2.02                    $4.84                   $0.11
                                            =============            -============           -------------

-------------------------------------------------------------------------------
NOTES:
------
(1) Excludes non-incremental capital expenditures, tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
(2) Excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.
(3) All amounts represent tenant improvements and leasing costs committed on leases signed during the period.

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

------------------------------------------------------------------------------
ANALYSIS OF CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COSTS (5)
As of September 30, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                           3Q02            COSTS PER       YEAR-TO-DATE        COSTS PER
CAPITAL EXPENDITURES                                      COSTS           SQUARE FOOT         COSTS           SQUARE FOOT
----------------------------------------------------------------------------------------------------------------------------
      NON-INCREMENTAL CAPITAL EXPENDITURES

          Maintenance Capital Expenditures              $2,825,165            $0.14        $6,416,374             $0.32

                                                    ---------------  ---------------- -----------------  ----------------
          Total Recurring Capital Expenditures          $2,825,165            $0.14        $6,416,374             $0.32
                                                    ===============  ================ =================  ================


      INCREMENTAL CAPITAL EXPENDITURES

          Property Renovations                          $1,213,194            $0.06        $6,416,774             $0.32

                                                    ---------------  ---------------- -----------------  ----------------
          Total Non-recurring Capital Expenditures      $1,213,194            $0.06        $6,416,774             $0.32
                                                    ===============  ================ =================  ================


                                                    ---------------                   ----------------
      ACQUISITION AND DEVELOPMENT COSTS                 $5,494,387                        $37,303,616
                                                    ===============                   ================

----------------------------------------------------------------------------------------------------------------------------------
                                                              3Q02              COSTS PER      YEAR-TO-DATE         COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (1)                    COSTS             SQUARE FOOT         COSTS           SQUARE FOOT
----------------------------------------------------------------------------------------------------------------------------------
        COMMITTED (6)

           NON-INCREMENTAL
               Leasing Costs                              $2,298,304               $4.23          $5,065,442            $3.27
               Tenant Improvements                        $7,758,594              $13.78         $13,659,039            $8.76
                                                      ---------------     ---------------    ----------------    -------------
                  TOTAL NON-INCREMENTAL                  $10,056,898              $18.01         $18,724,481           $12.03


           INCREMENTAL (4)
               Leasing Costs                                $470,653              $12.32          $3,773,197           $10.08
               Tenant Improvements                        $1,143,533              $29.94         $14,225,835           $38.00
                                                      ---------------     ---------------    ----------------    -------------
                  TOTAL INCREMENTAL                       $1,614,186              $42.27         $17,999,032           $48.08


                                                      ---------------     ---------------    ----------------    -------------
           TOTAL COMMITTED/ WTD AVG.                     $11,671,084              $21.37         $36,723,513           $29.70
                                                      ===============     ===============    ================    =============

----------------------------------------------------------------------------------------------------------------------------------
                                                              3Q02              COSTS PER      YEAR-TO-DATE         COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (2)                    COSTS             SQUARE FOOT         COSTS           SQUARE FOOT
----------------------------------------------------------------------------------------------------------------------------------
        PAID OR ACCRUED

           NON-INCREMENTAL
               Leasing Costs                              $3,784,438            $2.40           $8,213,751             $1.86
               Tenant Improvements                        $4,875,425            $3.72          $12,800,107             $2.72
                                                      ---------------    -------------    -----------------    --------------
                  TOTAL NON-INCREMENTAL                   $8,659,863            $6.12          $21,013,858             $4.58


           INCREMENTAL (4)
               Leasing Costs                              $2,835,467            $6.63           $4,575,271             $2.08
               Tenant Improvements                        $1,304,335            $2.78           $5,395,466             $2.31
                                                      ---------------    -------------    -----------------    --------------
                  TOTAL INCREMENTAL                       $4,139,802            $9.42           $9,970,737             $4.39


                                                      ---------------    -------------    -----------------    --------------
           TOTAL PAID OR ACCRUED                         $12,799,665            $7.19          $30,984,595             $4.52
                                                      ===============    =============    =================    ==============

----------------------------------------------------------------------------------------------------------------------------------
                                                              3Q02              COSTS PER      YEAR-TO-DATE        COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (3)                    COSTS             SQUARE FOOT         COSTS          SQUARE FOOT
----------------------------------------------------------------------------------------------------------------------------------
        COMMITTED EXCLUDING LEASES SCHEDULED TO EXPIRE
          IN FUTURE PERIODS (6)

           NON-INCREMENTAL
               Leasing Costs                               $2,313,867           $6.31             3,982,007          $10.74
               Tenant Improvements                         $7,109,428          $13.14           $11,686,798           $8.85
                                                      ----------------   -------------    ------------------   -------------
                  TOTAL NON-INCREMENTAL                    $9,423,295          $19.45           $11,686,798          $19.59


           INCREMENTAL (4)
               Leasing Costs                                 $470,653          $12.32            $3,773,197          $10.08
               Tenant Improvements                         $1,143,533          $29.94           $14,225,835          $38.00
                                                      ----------------   -------------    ------------------   -------------
                  TOTAL INCREMENTAL                        $1,614,186          $42.27           $17,999,032          $48.08

                                                      ----------------   -------------    ------------------   -------------
           TOTAL PAID OR ACCRUED                          $11,037,481          $22.79           $29,685,830          $36.86
                                                      ================   =============    ==================   =============




-------------------------------------------------------------------------------
(1) Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2) Represents tenant improvements and leasing costs paid or accrued during the period.
(3) Represents tenant Improvements and leasing costs committed to leases signed during the period excluding leases that were scheduled to expire in future periods.
(4) Represents tenant improvements and leasing costs on developments and repositionings.
(5) Excludes non-incremental capital expenditures, tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
(6) Excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

-------------------------------------------------------------------------------
CAPITAL EXPENDITURES
As of September 30, 2002

----------------------------------------------------------------------------------------------------------
                                                  2Q01        3Q01        4Q01        1Q02       2Q02
CAPITAL EXPENDITURES                             AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
----------------------------------------------------------------------------------------------------------
    RECURRING - NON INCREMENTAL
    ---------------------------
          Amenities (Health Club, Cafe, etc.)    $46,474     $32,858      $3,607     $85,670     $20,230
          Bathrooms                              $18,170    $132,968    $325,582    $316,963     $55,871
          Corridors                             $158,818     $97,442    $187,429    $161,964     $82,480
          Elevators                              $31,335    $200,094     $33,585     $24,589      $2,123
          Exterior Renovation                   $325,437    $272,828    $205,918    $214,344    $600,148
          Lobby                                 -$16,053     $47,176     $89,752     $37,635     $90,566
          Mechanical, Electrical & Plumbing     $227,574    $385,100    $505,362    $468,287    $663,361
          Other                                 $358,905    $383,304    $632,354    $140,591    $291,271
          Parking Lots                          $202,218    $113,333    $446,703     $12,789    $150,057
          Roofs                                 $286,101    $260,183    $107,557     $15,377     $80,414
          Security                               $69,694     $13,386     $30,624     $33,525     $42,953
----------------------------------------------------------------------------------------------------------
    TOTAL RECURRING - NON INCREMENTAL         $1,708,674  $1,938,674  $2,568,473  $1,511,734  $2,079,474


    Amount Per Square Foot                         $0.08       $0.09       $0.12       $0.07       $0.10




    NON-RECURRING - INCREMENTAL (1)           $3,519,314  $2,331,452  $3,025,187  $1,673,606  $3,529,974
    -------------------------------

    Amount Per Square Foot                         $0.17       $0.11       $0.15       $0.08       $0.17



    Rentable SF                               21,298,951  20,695,723  20,610,545  20,546,468  20,545,786
    # of Buildings                                   188         183         182         181         181




----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                     3Q02          4Q02         2002
CAPITAL EXPENDITURES                                AMOUNT        AMOUNT     YTD AMOUNT
----------------------------------------------------------------------------------------
    RECURRING - NON INCREMENTAL
    ---------------------------
          Amenities (Health Club, Cafe, etc.)             $0                   $105,900
          Bathrooms                                  $88,216                   $461,050
          Corridors                                  $65,587                   $310,031
          Elevators                                  $41,870                    $68,583
          Exterior Renovation                     $1,079,221                 $1,893,713
          Lobby                                     $237,657                   $365,858
          Mechanical, Electrical & Plumbing         $625,584                 $1,757,233
          Other                                     $293,218                   $725,081
          Parking Lots                              $269,198                   $432,043
          Roofs                                     $124,615                   $220,405
          Security                                                              $76,478
----------------------------------------------------------------------------------------
    TOTAL RECURRING - NON INCREMENTAL             $2,825,165           $0    $6,416,374


    Amount Per Square Foot                             $0.14                      $0.32




    NON-RECURRING - INCREMENTAL (1)               $1,213,194                 $6,416,774
    -------------------------------

    Amount Per Square Foot                             $0.06                      $0.32



    Rentable SF                                   20,349,799                 20,545,786
    # of Buildings                                       178                        178




----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Represents value enhancing capital expenditures.
(2) Excludes non-incremental tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
-------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30, 2002

TENANT IMPROVEMENTS AND LEASING COSTS
As of September 30, 2002

---------------------------------------------------------------------------------------------------------------------------------
                                                          2Q01                 3Q01                4Q01                1Q02
COMMITTED (1)                                            AMOUNT               AMOUNT              AMOUNT              AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
   Non-Incremental
   ---------------
         LEASING COSTS                                  $1,446,245           $1,054,004          $2,383,854         $1,532,939
         TENANT IMPROVEMENTS                            $1,965,338             $765,749          $4,309,256         $3,293,408
                                                 --------------------------------------------------------------------------------
         Non-Recurring Capital Expenditures             $3,411,583           $1,819,753          $6,693,110         $4,826,347

   INCREMENTAL (4)
   ---------------
         LEASING COSTS                                    $611,015           $1,430,544            $339,337         $2,910,232
         TENANT IMPROVEMENTS                            $2,230,664           $1,929,149          $2,345,122        $11,095,857
                                                 --------------------------------------------------------------------------------
                     Total Incremental                  $2,841,679           $3,359,693          $2,684,459        $14,006,089


                                                 --------------------------------------------------------------------------------
   TOTAL COMMITTED                                      $6,253,262           $5,179,446          $9,377,569        $18,832,436
                                                 ===========================================================================



                                                          2Q01                3Q01                 4Q01               1Q02
PAID OR ACCRUED (2)                                      AMOUNT              AMOUNT               AMOUNT             AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

   NON-INCREMENTAL
   ---------------
         LEASING COSTS                                  $2,819,470           $1,237,447          $1,503,116         $2,240,976
         TENANT IMPROVEMENTS                            $4,849,956           $2,751,620          $5,107,743         $4,243,242
                                                 --------------------------------------------------------------------------------
                     Total Non-Incremental              $7,669,426           $3,989,067          $6,610,859         $6,484,218

   INCREMENTAL (4)
   ---------------
         LEASING COSTS                                  $3,471,436             $237,482          $2,199,465           $829,468
         TENANT IMPROVEMENTS                           $23,776,980           $8,137,624         $11,489,202         $1,244,676
                                                 --------------------------------------------------------------------------------
                     Total Incremental                 $27,248,416           $8,375,106         $13,688,667         $2,074,145


                                                 --------------------------------------------------------------------------------

   TOTAL PAID OR ACCRUED                               $34,917,842          $12,364,173         $20,299,526         $8,558,362
                                                 ===========================================================================



----------------------------------------------------------------------------------------------------------------------------
                                                         2Q02                3Q02                  4Q02            2002
COMMITTED (1)                                           AMOUNT              AMOUNT                AMOUNT        YTD AMOUNT
----------------------------------------------------------------------------------------------------------------------------
   NON-INCREMENTAL
   ---------------
         LEASING COSTS                                 $1,234,199          $2,298,304  (5)                       $5,065,442
         TENANT IMPROVEMENTS                           $2,607,037          $7,758,594  (5)                      $13,659,039
                                                 --------------------------------------------------------------------------------
         Non-Recurring Capital Expenditures            $3,841,236         $10,056,898                 $0        $18,724,481

   INCREMENTAL (4)
   ---------------
         LEASING COSTS                                   $392,312            $470,653                            $3,773,197
         TENANT IMPROVEMENTS                           $1,986,445          $1,143,533                           $14,225,835
                                                 --------------------------------------------------------------------------------
                     Total Incremental                 $2,378,757          $1,614,186                 $0        $17,999,032


                                                 --------------------------------------------------------------------------------
   TOTAL COMMITTED                                     $6,219,993         $11,671,084                 $0        $36,723,513
                                                 ===========================================================================



                                                         2Q02                3Q02                  4Q02            2002
PAID OR ACCRUED (2)                                     AMOUNT              AMOUNT                AMOUNT        YTD AMOUNT
----------------------------------------------------------------------------------------------------------------------------

   NON-INCREMENTAL
   ---------------
         LEASING COSTS                                 $2,188,337          $3,784,438                            $8,213,751
         TENANT IMPROVEMENTS                           $3,681,440          $4,875,425                           $12,800,107
                                                 --------------------------------------------------------------------------------
                     Total Non-Incremental             $5,869,778          $8,659,863              $0           $21,013,858

   INCREMENTAL (4)
   ---------------
         LEASING COSTS                                   $910,336          $2,835,467                            $4,575,271
         TENANT IMPROVEMENTS                           $2,846,454          $1,304,335                            $5,395,466
                                                 --------------------------------------------------------------------------------
                     Total Incremental                 $3,756,790          $4,139,802              $0            $9,970,737


                                                 --------------------------------------------------------------------------------

   TOTAL PAID OR ACCRUED                               $9,626,568         $12,799,665              $0           $30,984,595
                                                 ===========================================================================

-------------------------------------------------------------------------------
(1) Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2) Represents tenant improvements and leasing costs paid or accrued during the period.
(3) Represents tenant improvements at 100% of cost for all consolidated properties.
(4) Represents tenant improvements and leasing costs on developments and repositionings.
(5) Excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.




(6) Excludes non-incremental tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
-------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended September 30,2002

--------------------------------------------------------------------------------
CLASS A OFFICE STATISTICS




     LONG ISLAND                      1998      1999        2000        2001       3Q02
     Average Asking Rental Rates     $27.23     $27.69      $28.86      $30.06     $29.39
     Overall Vacancy                   6.7%       6.5%        8.4%       11.9%      12.5%
     Direct Vacancy                    6.1%       5.6%        6.3%        7.7%       8.6%



     WESTCHESTER                       1998     1999        2000        2001       3Q02
     Average Asking Rental Rates     $26.67     $27.23      $29.62      $30.15     $29.78
     Overall Vacancy                  19.2%      16.3%       12.0%       20.5%      19.5%
     Direct Vacancy                   16.4%      15.0%       10.7%       16.3%      15.0%



     SOUTHERN CONNECTICUT              1998     1999        2000        2001       3Q02
     Average Asking Rental Rates     $32.22     $31.78      $44.41      $36.10     $34.94
     Overall Vacancy                   4.2%       4.7%        8.1%       13.6%      16.6%
     Direct Vacancy                    3.6%       4.0%        7.2%        8.8%       7.3%



     NORTHERN NEW JERSEY               1998     1999        2000        2001       3Q02
     Average Asking Rental Rates     $27.42     $28.52      $29.66      $30.92     $30.67
     Overall Vacancy                   7.5%       7.1%        9.9%       13.4%      16.7%
     Direct Vacancy                    5.3%       4.6%        6.5%        8.1%      10.1%



     Source: Cushman & Wakefield


                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
NEW YORK CITY CLASS A OFFICE STATISTICS


     AVERAGE ASKING RENTS              1998         1999        2000         2001         3Q02
     Financial East                  $ 40.21      $ 37.64     $ 52.90      $ 48.07      $ 47.93
     Midtown West Side               $ 43.36      $ 48.28     $ 60.89      $ 61.22      $ 54.33
     Midtown East Side               $ 47.85      $ 51.18     $ 61.46      $ 59.81      $ 56.38
     6th Ave./Rockefeller Center     $ 51.33      $ 53.12     $ 65.91      $ 67.15      $ 65.32


     DIRECT VACANCY RATES
     FINANCIAL EAST                    1998         1999        2000         2001         3Q02
     Overall Vacancy                    7.3%         4.1%        2.1%         7.0%        15.1%
     Direct Vacancy                     6.6%         3.4%        1.4%         2.3%         9.3%

     MIDTOWN WEST
     Overall Vacancy                    4.3%         6.0%        2.7%         6.2%         6.3%
     Direct Vacancy                     3.3%         4.6%        2.4%         4.0%         3.9%

     MIDTOWN EAST
     Overall Vacancy                    8.0%         5.0%        2.6%         8.9%        11.2%
     Direct Vacancy                     6.0%         3.8%        1.9%         3.1%         5.3%

     6TH AVE/ROCK CTR
     Overall Vacancy                    5.0%         2.6%        1.2%         4.3%         8.4%
     Direct Vacancy                     2.2%         1.6%        0.9%         2.7%         3.1%

     Source: Cushman & Wakefield

     Breakdown of New York City Revenue:
                      Midtown East Side 43%
                      Midtown West Side 31%
                      6th Ave./Rockefeller Center 15%
                      Financial East 11%


                         Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
LONG ISLAND SUBMARKET CLASS A OFFICE STATISTICS


     DIRECT VACANCY RATES               1998        1999       2000        2001       3Q02
     Central Nassau County               5.1%        5.1%       4.7%        5.6%       6.0%
     Western Suffolk County              7.7%       11.6%      15.4%       17.5%      11.5%
     Eastern Nassau County               4.9%        0.9%       1.4%        1.2%       1.8%

     AVERAGE ASKING RENTS               1998        1999       2000        2001       3Q02
     Central Nassau County            $ 29.10     $ 29.93    $ 31.15     $ 31.94    $ 31.60
     Western Suffolk County           $ 26.22     $ 27.34    $ 28.22     $ 30.06    $ 30.27
     Eastern Nassau County            $ 27.49     $ 26.23    $ 28.75     $ 29.02    $ 29.13


     Source: Cushman & Wakefield

     Breakdown of Long Island office revenue:
                              Central Nassau  48%
                              Western Suffolk 35%
                              Eastern Nassau 8%
                              Other 9%



                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
WESTCHESTER SUBMARKETS CLASS A OFFICE STATISTICS



     DIRECT VACANCY RATES     1998       1999       2000       2001       3Q02
     Central                  12.3%      13.5%      12.0%      20.6%      16.7%
     Tarrytown / Western       7.8%       8.0%       6.0%       8.4%      12.1%
     Eastern                  12.2%      10.1%       8.1%      16.6%      10.8%
     White Plains CBD         22.7%      22.6%      11.5%      15.3%      16.6%


     AVERAGE ASKING RENTS     1998       1999       2000       2001       3Q02
     Central                $ 22.91    $ 27.07    $ 28.49    $ 29.53    $ 28.73
     Tarrytown/Western      $ 24.66    $ 27.30    $ 27.03    $ 28.37    $ 24.74
     Eastern                $ 29.35    $ 27.70    $ 29.65    $ 30.62    $ 31.35
     White Plains CBD       $ 26.84    $ 27.44    $ 30.62    $ 30.52    $ 30.47




     Source: Cushman & Wakefield

     Breakdown of Westchester office revenue:
                  White Plains  16%
                  Tarrytown / Western  30%
                  Central 36%
                  Eastern 15%
                  Other 3%

     Note: The 16.7% vacancy in Central Westchester is impacted by IBM selling a 383,000sf owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 15%.




                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
NEW JERSEY SUBMARKETS CLASS A OFFICE STATISTICS




     AVERAGE ASKING RENTS       1998      1999       2000       2001       3Q02
     Essex County             $ 27.74   $ 28.78    $ 28.90    $ 30.24    $ 28.32
     Bergen County            $ 27.37   $ 28.07    $ 29.41    $ 29.78    $ 28.50
     Mercer County            $ 24.49   $ 27.46    $ 30.32    $ 30.06    $ 30.25

     DIRECT VACANCY RATES       1998      1999       2000       2001       3Q02
     Essex County                3.3%      6.0%       9.6%       6.8%       9.9%
     Bergen County               6.8%      5.3%       5.1%       9.9%      10.9%
     Mercer County               1.5%      5.2%       6.3%       6.2%       5.4%



     Source: Cushman & Wakefield

     Breakdown of New Jersey office revenue:
        Essex County   53%
        Bergen County  11%
        Mercer County  7%
        Other 29%




                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of September 30, 2002

-------------------------------------------------------------------------------------------------------------------------
                                                             Square Feet/   Investment      Anticipated         Current %
Stage / Property                                                 Acres       To Date     Total Investment (a)     Leased
-------------------------------------------------------------------------------------------------------------------------
PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------
2001 Orville Drive North, Bohemia, NY                              71,000    4,166,000        $7,280,000           0.0%
-------------------------------------------------------------------------- ----------------------- ----------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                  71,000   $4,166,000        $7,280,000           0.0%
-------------------------------------------------------------------------- ----------------------- ----------------------

PROJECTS IN PLANNING
--------------------
Melville Square II, Melville, NY                                  275,000                    $51,330,000

University Square , Princeton, NJ                                 316,000                    $57,280,000

68 South Service Road, Melville, NY                               277,000                    $47,000,000

Reckson Executive Park - Ryebrook (Building 7), Ryebrook, NY      315,000                    $74,890,000

Giralda Farms , Madison Township, NJ                              436,000                   $113,770,000

70 Andrews Road, Hicksville, NY                                    58,000                     $5,180,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                      1,677,000  $68,629,873      $349,450,000
-------------------------------------------------------------------------------------------------------------------------

LAND
----
Old Willets Path, Hauppauge, NY                                       2.0

Eagle Rock III, East Hanover, NJ                                     15.0

AIP 45, Bohemia, NY                                                   4.2

AIP 43, Bohemia NY                                                    3.8

East Patchogue, East Patchogue, NY                                   23.0

Giralda Farms , Chatham Township, NJ                                113.0

Valhalla Land, Valhalla, NY                                          52.7
-------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                          213.7  $44,659,228
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                 $117,455,102      $356,730,000
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                            Estimated              Anticipated
Stage / Property                                                      Stabilization Date (a)  Stabilized Return (a)
-------------------------------------------------------------------------------------------------------------------
PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------
2001 Orville Drive North, Bohemia, NY                                        Q4 2002                   9.0%
-------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                                                      9.0%
-------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------
Melville Square II, Melville, NY                                               TBD

University Square , Princeton, NJ                                              TBD

68 South Service Road, Melville, NY                                            TBD

Reckson Executive Park - Ryebrook (Building 7), Ryebrook, NY                   TBD

Giralda Farms , Madison Township, NJ                                           TBD

70 Andrews Road, Hicksville, NY                                                TBD
-------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                                        11% TO 12%
-------------------------------------------------------------------------------------------------------------------

LAND
----
Old Willets Path, Hauppauge, NY

Eagle Rock III, East Hanover, NJ

AIP 45, Bohemia, NY

AIP 43, Bohemia NY

East Patchogue, East Patchogue, NY

Giralda Farms , Chatham Township, NJ

Valhalla Land, Valhalla, NY
-------------------------------------------------------------------------------------------------------------------
TOTAL LAND
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE
-------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2002
------------------------------------------------

58 South Service Road, Melville, NY                  277,500
103 JFK Expressway, Short Hills, NJ                  123,000
400 Moreland Road, Commack, NY                        57,050

--------------------------------------------------------------------------------







(a) Forward looking statement based upon management's estimates. Actual results may differ materially.

--------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
UNCONSOLIDATED REAL ESTATE JOINT VENTURES

BALANCE SHEETS                                                        September 30,  December 31,
(in thousands)                                                            2002           2001
                                                                      (Unaudited)    (Unaudited)
ASSETS
-------------------------------------------------------------------------------------------------
Commercial real estate property, at cost:
   Land                                                                 $  3,462       $  3,462
   Building and improvements                                              20,749         20,711
   Furniture, fixtures, and equipment                                         15             15
-------------------------------------------------------------------------------------------------
                                                                          24,226         24,188
Less: accumulated depreciation                                            (4,756)        (4,081)
-------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation        19,470         20,107

Cash and cash equivalents                                                    413            271
Tenant receivables                                                            13            172
Deferred rents receivable                                                    878            960
Prepaid expenses and other assets                                            339            306
Deferred leasing and loan costs                                              148            161
-------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $ 21,261       $ 21,977
-------------------------------------------------------------------------------------------------

LIABILITIES AND PARTNERS' CAPITAL
-------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage note payable                                                   $ 12,679       $ 13,057
Accrued expenses and other liabilities                                     1,004            995
-------------------------------------------------------------------------------------------------

        TOTAL LIABILITIES                                                 13,683         14,052
-------------------------------------------------------------------------------------------------

PARTNERS' CAPITAL                                                          7,578          7,925
-------------------------------------------------------------------------------------------------

        TOTAL PARTNERS' CAPITAL                                            7,578          7,925
-------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                                 $ 21,261       $ 21,977
-------------------------------------------------------------------------------------------------


STATEMENTS OF INCOME
(in thousands)

                                              Three Months Ended      Nine Months Ended
                                                 September 30,          September 30,
----------------------------------------------------------------------------------------
REVENUES                                       2002        2001        2002       2001
----------------------------------------------------------------------------------------
   Base Rents                                 $  855      $  905      $2,409      $2,713
   Other Income                                    2           5           9          17
   Tenant escalations and reimbursements         100          29         156         163


----------------------------------------------------------------------------------------
        Total Operating Revenues                 957         939       2,574       2,893
----------------------------------------------------------------------------------------

EXPENSES
----------------------------------------------------------------------------------------
   Property operating expenses                   161         162         487         485
   Real estate taxes                             139         121         395         357
   Marketing, general and administrative          10          17          35          42
   Depreciation and amortization                 230         229         689         688
   Interest expense                              281         292         854         899
----------------------------------------------------------------------------------------
        Total Expenses                           821         821       2,460       2,471
----------------------------------------------------------------------------------------
   Net Income                                 $  136      $  118      $  114      $  422
----------------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
RSVP (INCLUDING ITS EQUITY INVESTMENTS)
COMBINED BALANCE SHEETS
(In thousands)

                                                        (UNAUDITED)            (AUDITED)
                                                       SEPTEMBER 30,          DECEMBER 31,
                                                            2002                  2001
                                                      --------------          ------------
ASSETS
------
     Cash and other assets                               $ 366,890             $ 358,985
     Equity investments                                    135,587               135,416
                                                         ---------             ---------
        Total assets                                     $ 502,477             $ 494,401
                                                         =========             =========

LIABILITIES
-----------
     Accounts payable and accrued expenses               $  11,245             $  10,546
     Long term debt                                        261,623               234,449
     Other liabilities                                      19,112                15,878
                                                         ---------             ---------
        Total liabilities                                  291,980               260,873
                                                         ---------             ---------

MEMBER'S EQUITY (A)
-------------------
     Preferred equity                                      132,083               153,340
     Common equity                                          86,118                87,892
     Offering costs                                         (7,704)               (7,704)
                                                         ---------             ---------
        Total member's equity                              210,497               233,528
                                                         ---------             ---------
        Total liabilities and member's equity            $ 502,477             $ 494,401
                                                         =========             =========


--------------------------------------------------------------------------------

(a) RSVP has guaranteed $10 million of secured first mortgage debt to third party financial institutions with respect to the Resort platform.

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
RSVP
SUMMARY OF INVESTED CAPITAL
(Amounts in thousands)


The following table sets forth the Company's invested capital (before valuation reserves) in RSVP controlled (REIT-qualified) joint ventures and amounts which were advanced under the RSVP Commitment to FrontLine, for its investment in RSVP controlled investments:

-------------------------------------------------------------------------------------------------
                                            RSVP CONTROLLED           AMOUNTS
PLATFORM                                    JOINT VENTURES           ADVANCED             TOTAL
-------------------------------------------------------------------------------------------------
Privatization (Prisons / Gov't offices)          $ 21,480            $  3,520            $ 25,000

Student housing                                    18,086               3,935              22,021

Medical offices                                    20,185                  --              20,185

Parking                                                --               9,091               9,091

Resorts                                                --               8,057               8,057

Net leased retail                                      --               3,180               3,180

Other assets and overhead                              --              21,598              21,598

                                                 ------------------------------------------------
Total                                            $ 59,751            $ 49,381            $109,132
                                                 ================================================

--------------------------------------------------------------------------------

Included in these investments is approximately $16.5 million of cash that has been contributed to the respective RSVP controlled joint ventures or advanced under the RSVP Commitment to FrontLine and is being held, along with cash from the preferred investors.

--------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002

--------------------------------------------------------------------------------
RSVP
SUMMARIZED PLATFORM BALANCE SHEETS AS OF SEPTEMBER 30, 2002 (UNAUDITED) (Amounts in thousands)

                                                      -------------------------------------------------------------
                                                                          STUDENT         MEDICAL
                                                      PRIVATIZATION (3)   HOUSING         OFFICE         PARKING
                                                      -------------------------------------------------------------
ASSETS
    Real estate assets                                    $  44,719      $ 296,438       $  59,338      $  56,490
    Other assets                                             10,075         38,589          50,045          6,269
                                                      -------------------------------------------------------------
         Total Assets                                     $  54,794      $ 335,027       $ 109,383      $  62,759
                                                      =============================================================
LIABILITIES
    Accounts payable & other liabilities                  $      --      $  24,775       $   1,681      $   2,327
    Property related debt                                        --        261,623          44,314         31,662
                                                      -------------------------------------------------------------
         Total Liabilities                                        0        286,398          45,995         33,989
                                                      -------------------------------------------------------------

PARTNER'S CAPITAL
    RSVP / RAP capital                                       54,794         48,796          58,805      $  19,862
    Other partners (2)                                           --           (167)          4,583          8,908
                                                      -------------------------------------------------------------
         Total Partner's Capital                             54,794         48,629          63,388         28,770
                                                      -------------------------------------------------------------

                                                      -------------------------------------------------------------
         Total Liabilities and Partner's Capital          $  54,794      $ 335,027       $ 109,383      $  62,759
                                                      =============================================================
                                                      ---------------------------------------
                                                                     NET LEASED
                                                       RESORTS         RETAIL       OTHER (1)
                                                      ---------------------------------------
ASSETS
    Real estate assets                                $  61,226      $   6,066      $      --
    Other assets                                         10,220          3,150          7,452
                                                      ---------------------------------------
         Total Assets                                 $  71,446      $   9,216      $   7,452
                                                      =======================================
LIABILITIES
    Accounts payable & other liabilities              $   4,697      $   1,548      $      --
    Property related debt                                26,247          4,117             --
                                                      ---------------------------------------
         Total Liabilities                               30,944          5,665              0
                                                      ---------------------------------------

PARTNER'S CAPITAL
    RSVP / RAP capital                                   21,486          3,551          7,452
    Other partners (2)                                   19,016             --             --
                                                      ---------------------------------------
         Total Partner's Capital                         40,502          3,551          7,452
                                                      ---------------------------------------

                                                      ---------------------------------------
         Total Liabilities and Partner's Capital      $  71,446      $   9,216      $   7,452
                                                      =======================================

--------------------------------------------------------------------------------

(1) Represents a note receivable collateralized by interests in certain senior living facilities, less impairment allowances.
(2) Includes amounts that are subordinated to RSVP / RAP capital.
(3) Reflects carrying value of assets received through settlement.

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002